ANNUITY INVESTORS LIFE INSURANCE COMPANY®
ANNUITY INVESTORS® VARIABLE ACCOUNT B
THE COMMODORE INDEPENDENCE®
INDIVIDUAL AND GROUP FLEXIBLE PREMIUM DEFERRED ANNUITIES
PROSPECTUS DATED JULY 23, 2007
This prospectus describes individual and group flexible premium deferred annuity contracts. The individual contracts and interests in the group contracts are referred to in this prospectus as the “Contracts.” Annuity Investors Life Insurance Company® (the “Company”) is the issuer of the Contracts. The Contracts are available for tax-qualified and non-tax-qualified annuity purchases. The Contracts offer tax-deferred treatment of earnings, Annuity Benefits, two optional guaranteed withdrawal benefits, and a Death Benefit. The tax treatment of annuities is discussed in the Federal Tax Matters section of this prospectus. The Contracts offer both variable and fixed investment options.
The variable investment options are Subaccounts of Annuity Investors® Variable Account B (the “Separate Account”). The Contracts currently offer 46 Subaccounts. Each Subaccount invests in shares of a registered investment company or a portfolio of a registered investment company (each, a “Portfolio”). The Portfolios are listed below.

AIM Variable Insurance Funds
-AIM V.I. Capital Development Fund-Series I Shares
-AIM V.I. Core Equity Fund-Series I Shares
-AIM V.I. Financial Services Fund-Series I Shares
-AIM V.I. Global Health Care Fund -Series I Shares
-AIM V.I. High Yield Fund-Series I Shares
-AIM V.I. Small Cap Equity Fund-Series I Shares
American Century Variable Portfolios
-American Century VP Large Company Value Fund-Class I
-American Century VP Mid Cap Value Fund-Class I
-American Century VP Ultra® Fund-Class I
-American Century VP Vista SM Fund-Class I
Calamos® Advisors Trust
-Calamos Growth and Income Portfolio
Davis Variable Account Fund, Inc.
-Davis Value Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc.-
Initial Shares
Dreyfus Stock Index Fund, Inc.-Initial Shares
Dreyfus Investment Portfolios
-Dreyfus IP MidCap Stock Portfolio-Service Shares
-Dreyfus IP Technology Growth Portfolio-Initial Shares
Dreyfus Variable Investment Funds
-Dreyfus VIF Appreciation Portfolio-Initial Shares
-Dreyfus VIF Developing Leaders Portfolio-Initial Shares
-Dreyfus VIF Growth and Income Portfolio-Initial Shares
-Dreyfus VIF Money Market Portfolio
DWS Investments VIT Funds
-DWS Small Cap Index VIP-Class A
Financial Investors Variable Insurance Trust
-Ibbotson Balanced ETF Asset Allocation Portfolio-Class II
-Ibbotson Conservative ETF Asset Allocation Portfolio-Class II
-Ibbotson Growth ETF Asset Allocation Portfolio-Class II
-Ibbotson Income /Growth ETF Asset Allocation Portfolio-Class II
Franklin Templeton Variable Insurance Products Trust
-Templeton Foreign Securities Fund-Class 2
Janus Aspen Series
-Janus Aspen Series Balanced Portfolio-Institutional Shares
-Janus Aspen Series Forty Portfolio-Institutional Shares
-Janus Aspen Series International Growth Portfolio-Inst. Shares
-Janus Aspen Series Large Cap Growth Portfolio-Inst. Shares
-Janus Aspen Series Mid Cap Growth Portfolio-Inst. Shares
Oppenheimer Variable Account Funds
-Oppenheimer Balanced Fund/VA-Non-Service Shares
-Oppenheimer Capital Appreciation Fund/VA-NS Shares
-Oppenheimer Main Street Fund® /VA-Non-Service Shares
PIMCO Variable Insurance Trust
-PIMCO VIT Real Return Portfolio-Administrative Class
-PIMCO VIT Total Return Portfolio-Administrative Class
Van Kampen-The Universal Institutional Funds, Inc.
-Van Kampen UIF Core Plus Fixed Income Portfolio-Class I
-Van Kampen UIF Mid-Cap Growth Portfolio-Class I
-Van Kampen UIF U.S. Mid Cap Value Portfolio-Class I
-Van Kampen UIF U.S. Real Estate Portfolio-Class I
-Van Kampen UIF Value Portfolio-Class I
Wilshire Variable Insurance Trust
-Wilshire 2010 Moderate Fund
-Wilshire 2015 Moderate Fund
-Wilshire 2025 Moderate Fund
-Wilshire 2035 Moderate Fund
-Wilshire 2045 Moderate Fund

The fixed investment options are provided through the Company’s Fixed Account. The Contracts currently offer 2 fixed investment options: the Fixed Accumulation Account option and the Fixed Account One-Year Guarantee option. This prospectus includes information you should know before investing in the Contracts. This prospectus is not complete without the current prospectuses for the Portfolios. Please keep this prospectus and the Portfolio prospectuses for future reference.

A Statement of Additional Information (“SAI”), dated May 1, 2007, contains more information about the Separate Account and the Contracts. The SAI is part of this prospectus. The table of contents for the SAI is printed on the last page of this prospectus. For a free copy of the SAI, complete and return the form on the last page of this prospectus, or call us at 1-800-789-6771. You may also access the SAI (as well as all other documents filed with the Securities and Exchange Commission (“SEC”) with respect to the Contracts, the Separate Account or the Company) at the SEC’s web site: www.sec.gov. The registration number for the Contracts is 333-51955.
NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

These securities may be sold by a bank or credit union, but are not financial institution products.
•	The Contracts are not FDIC or NCUSIF insured.
•	The Contracts are obligations of the Company and not of the bank or credit union.
•	The bank or credit union does not guarantee the Company’s obligations under the Contracts.
•	The Contracts involve investment risk and may lose value.
Contract Versions
This prospectus relates to 2 versions of The Commodore Independence contract—the 2007 version and the 1998 version.
The 2007 version is not available in all states. To find out which version of the Contract is available in the state where you live, contact us at our Administrative Office, P.O. Box 5423, Cincinnati, OH 45201-5423, 1-800-789-6771.
Some provisions in the 2007 version differ from the corresponding provisions in the 1998 version. We have noted these differences in this prospectus. Please refer to the form number on your Contract or certificate to determine the applicable Contract version.

2007 Version Form Numbers	1998 Version Form Numbers
P 1813206 (individual contract)	A 802 (NQ98)-3 and A 802 (Q98)-3 (individual contracts)
G 2010407 (group contract)	G 802 (99)-3 (group contract)
C 2010507 (participant certificate )	G 802 (99)-3 (participant certificate)
For assistance in identifying the version of the Contract that you own or the group Contract under which you are a participant, contact us at our Administrative Office, P.O. Box 5423, Cincinnati OH 45201-5423, 1-800-789-6771.
Right to Cancel
You may cancel a Contract within 20 days after you receive it. The right to cancel may be longer in some states. In many states, you will bear the risk of investment gain or loss on any amounts allocated to the Subaccounts prior to cancellation. The right to cancel may not apply to group Contracts. The right to cancel is described more fully in the Right to Cancel section of this prospectus.
Riders
This contract offers two optional riders that provide guaranteed withdrawal benefits (the “Riders”)—the Guaranteed Living Withdrawal Benefit Rider and the Guaranteed Minimum Withdrawal Benefit Rider. The Riders may not be available in all states and may not be available with Contracts issued before September 7, 2007. If your Contract was issued in connection with an employer plan, the availability of the Riders may be restricted. For additional information about the availability of the Riders, contact us at our Administrative Office, P.O. Box 5423, Cincinnati, OH 45201-5423, 1-800-789-6771.
Overview
A brief overview of the Contracts is included on pages 6-8 of this prospectus.

v

Restrictions on Transfers; Disruptive Trading, Market Timing and Frequent Transfers	81
U.S. Mail Restrictions on Persons Engaged in Harmful Trading Practices	81
U.S Mail Restrictions on Managers of Multiple Contracts	81
Other Restrictions	82

DEFINITIONS
The capitalized terms defined on this page will have the meanings given to them when used in this prospectus. Other terms that have a specific meaning under the Contracts, but which are not defined on this page, will be explained in the section of this prospectus where they are primarily used.
Account Value
The aggregate value of your interest in all of the Subaccounts and the Fixed Account options as of the end of any Valuation Period.
Accumulation Unit
A unit of measure used to calculate the value of a Subaccount before the Commencement Date. The value of an Accumulation Unit is referred to as the “Accumulation Unit Value.” See the Glossary of Financial Terms section of this prospectus for an explanation of how Accumulation Unit Values are calculated.
Annuitant
The natural person on whose life Annuity Benefit payments are based. More information about the Annuitant is included in the Contracts section of this prospectus.
Annuity Benefit
The payments that may be made under the Annuity Benefit section of the Contract.
Beneficiary
The person entitled to receive any Death Benefit under this Contract. More information about the Beneficiary is included in the Contract section of the prospectus.
Benefit Unit
A unit of measure used to determine the dollar value of any variable dollar payments after the Commencement Date. The value of a Benefit Unit is referred to as the “Benefit Unit Value.” See the Calculation of Benefit Payments and the Glossary of Financial Terms section of this prospectus for additional information about Benefit Units and an explanation of how Benefit Unit Values are calculated.
Contract Anniversary
The date in each year that is the annual anniversary of the Contract effective date. The Contract effective date is the date that the Contract is issued. The Contract effective date is set out on the Contract specifications page.
Contract Year
Each 12 month period that begins on the Contract effective date or on a Contract Anniversary.
Company
Annuity Investors Life Insurance Company®.
➢	The words “we” “us” and “our” in this prospectus also refer to Annuity Investors Life Insurance Company®.
Commencement Date
The Annuity Commencement Date if an Annuity Benefit is payable or the Death Benefit Commencement Date if a Death Benefit is payable.
•	The Annuity Commencement Date is the first day of the first payment interval for which an Annuity Benefit payment is to be made. The Annuity Commencement Date is shown on the Contract specifications page.

•	The Death Benefit Commencement Date is (1) the first day of the first payment interval for a Death Benefit that is paid as periodic payments or (2) the date of payment for a Death Benefit that is paid as a lump sum.
Contract
An individual contract or interest in a group contract described in this prospectus.

Death Benefit
The benefit described in the Death Benefit section of the Contract.
Fixed Account
The Fixed Account is part of the Company’s general account. The Fixed Account options are listed in the “Allocations to Investment Options” section of this prospectus.
Owner
For purposes of this prospectus, references to Owner mean (1) the owner of an individual annuity contract or (2) the participant in a group annuity contract (even though the participant is not the owner of the group contract itself).
➢	The words “you” and “your” in this prospectus also refer to the Owner as defined above.
Portfolio
A registered investment company or a portfolio of a registered investment company in which the corresponding Subaccount invests. The Portfolios are listed on the cover page of this prospectus.
Purchase Payments
An amount paid to us for this Contract, less any fee charged by the person remitting payments and the deduction of applicable premium or other taxes.
Separate Account
Annuity Investors Variable Account B, which is an account that was established and is maintained by the Company.
Subaccount
A subdivision of the Separate Account. Each Subaccount invests in the shares of the corresponding Portfolio listed on the cover page of this Prospectus.
SEC
Securities and Exchange Commission.
Tax Qualified Contract
A contract that is intended to qualify for special tax treatment for retirement savings. The Contract specifications page indicates whether this Contract is a Tax-Qualified Contract.
Valuation Date
Each day on which the New York Stock Exchange is open for business.
Valuation Period
The period starting at the close of regular trading on the New York Stock Exchange on any Valuation Date and ending at the close of trading on the next succeeding Valuation Date.
Written Request
Information provided to us or a request made to us that is:
•	complete and satisfactory to us and
•	on our form or in a manner satisfactory to us and
•	received by us at our Administrative Office, P.O. Box 5423, Cincinnati, Ohio 45201-5423.
A Written Request may, at our discretion, be made by telephone or electronic means.
We will treat a Written Request as a standing order. It may be modified or revoked only by a subsequent Written Request, when permitted by the terms of the Contract. A Written Request is subject to (1) any payment that we make before we acknowledge the Written Request and (2) any other action that we take before we acknowledge the Written Request.

EXPENSE TABLES
These tables describe the fees and expenses you will pay when you buy or hold the Contract. No charges are imposed when you withdraw amounts from or surrender the Contract.
The first table describes the fees and expenses that you will pay at the time you buy the Contract, make a transfer between investment options, or borrow money under the Contract. Premium taxes may also be deducted.
Contract Owner Transaction Expenses

	Current	Maximum
Sales load imposed on Purchase Payments	None	None
Sales load imposed on withdrawals or on surrenders	None	None
Transfer Fee * This fee currently applies to transfers in excess of 12 in any Contract Year.	$25 *	$30
Annual Automatic Transfer Program Fee	None	$30
Annual Systematic Withdrawal Fee	None	$30

Current Loan Interest Spread**	3.00%

**	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to that portion of the Contract used to secure the loan.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.
Annual Contract Maintenance Fee

Annual Contract Maintenance Fee	$40
Separate Account Annual Expenses
Separate Account annual expenses are shown as a percentage of the average value of the Owner’s interest in the Subaccounts.

	Standard			Enhanced Contracts With
	Contracts	Enhanced Contracts*		Administration Charge Waived*
Mortality and Expense Risk Charge	1.25%	0.95%	0.75%	0.95%	0.75%
Administration Charge	0.15%	0.15%	0.15%	0.00%	0.00%

Total Separate Account Annual Expenses	1.40%	1.10%	0.90%	0.95%	0.75%

*	When we expect to incur reduced sales and servicing expenses, we may issue a Contract with a reduced mortality and expense risk charge. These Contracts are referred to as “Enhanced Contracts.” When we also expect to incur reduced administrative expenses, we may waive the Administration Charge for Enhanced Contracts.

	Current	Maximum
Guaranteed Lifetime Withdrawal Benefit Rider Charge	0.55%	1.20%
Guaranteed Lifetime Withdrawal Benefit Rider with Spousal Continuation Charge	0.70%	1.20%
Guaranteed Minimum Withdrawal Benefit Rider Charge	0.40%	1.00%
Rider charges are assessed only if you activate the Rider. Rider charges are assessed against the Benefit Base Amount determined under the Rider. The Benefit Base Amount starts with the Account Value of the Contract on the date that the Rider is activated. However, after activation, the Benefit Base Amount will not reflect income, gains, or losses in your Account Value unless you elect to reset the Benefit Base Amount. After a Rider is activated, withdrawals from the Contract other than to pay Rider charges or Rider Benefits will reduce the Benefit Base Amount by the same percentage as the percentage reduction in the Account Value. See the Guaranteed Living Withdrawal Benefit and Guaranteed Minimum Withdrawal Benefit sections of this prospectus.

The next table shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. Portfolio operating expenses are deducted from Portfolio assets and include management fees, distribution and service (12b-1) fees, acquired fund fees and expenses, and other expenses. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus of that Portfolio.
Total Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and service (12b-1) fees, acquired fund fees and expenses, and other expenses)

	Minimum	Maximum
Before any fee reduction or expense reimbursement	0.27%	10.73%
After contractual fee reductions and/or expense reimbursements*	0.27%	1.67%

*	Contractual fee reductions and/or expense reimbursements related to a Portfolio will continue for a period that ends on a specific date. The shortest period will end on September 30, 2007 and the longest period will end on April 30, 2009.
The information about Portfolio expenses that we used to prepare this table was provided to us by the Portfolios. We have not independently verified the Portfolio expense information. The minimum and maximum expenses shown in the table are for the year ended December 31, 2006, except as noted below. Actual expenses of a Portfolio in future years may be higher or lower.
The Portfolios in the Financial Investors Variable Insurance Trust and the Wilshire Variable Insurance Trust are structured as “fund of funds” and invest in other investment companies (“Acquired Funds”). As a result, each Ibbotson portfolio and each Wilshire portfolio will likely incur higher expenses than fund that invest directly in securities.
The maximum expenses shown in the table are the expenses of the Wilshire 2045 Moderate Fund (the “Wilshire 2045 Fund”). The expenses shown in the table for the 2045 Wilshire Fund include fees and expenses of its Acquired Funds. The 2045 Wilshire Fund’s expenses before any reduction or reimbursement reflect the small asset base of the 2045 Wilshire Fund, which commenced operations on May 1, 2006. The Wilshire 2045 Fund’s expenses after reductions and/or reimbursements reflect that (1) its adviser has contractually agreed to waive management fees and/or reimburse expenses through April 30, 2008, so that the Wilshire 2045 Fund’s expenses, excluding the fees and expenses of its Acquired Funds will not exceed 0.50% and (2) two components (other expenses and expense reimbursements) of the 2045 Wilshire Fund’s total expenses were calculated as of April 10, 2007 to reflect asset growth in the Wilshire 2045 Fund since December 31, 2006.

Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Contract Owner transaction expenses (described in the first table above), the annual contract maintenance fee and the Separate Account annual expenses (described in the second table above), and Portfolio operating expenses (described in the third table above). Your actual costs may be higher or lower than the costs shown in the examples.
Example 1: Contract with Optional Benefit Rider and Maximum Fund Operating Expenses
Assumptions
•	You invest $10,000 in the Contract for the periods indicated and your investment has a 5% return each year.
•	You activate the Guaranteed Lifetime Withdrawal Benefit with Spousal Continuation Rider when you purchase your Contract and the maximum Rider charge of 1.20% is incurred.
•	The annual contract maintenance fee of $40 and Separate Account annual expenses of 1.40% are incurred.
•	The maximum Portfolio expenses before reimbursement (10.73%) or after reimbursement (1.67%) are incurred.
If you surrender or annuitize your Contract at the end of the period or you keep your Contract and leave your money in your Contract for the entire period:

	1 year	3 years	5 years	10 years
Before reimbursement	$1,300	$3,799	$6,200	$12,040
After reimbursement	$477	$1,506	$2,645	$6,050
Example 2: Contract with No Riders and Minimum Fund Operating Expenses
Assumptions
•	You invest $10,000 in the Contract for the periods indicated and your investment has a 5% return each year.
•	You do not activate either Rider at any time during the indicated period.
•	The annual contract maintenance fee of $40 and Separate Account annual expenses of 1.40% are incurred.
•	The minimum Portfolio expenses (0.27%) are incurred.
If you surrender or annuitize your Contract at the end of the period or you keep your Contract and leave your money in your Contract for the entire period:

1 year	3 years	5 years	10 years
$213	$686	$1,230	$2,955

FINANCIAL INFORMATION
Condensed Financial Information
Condensed financial information for the Contracts is set forth in Appendix A to this prospectus. This information includes the following information for the standard Contracts and the enhanced Contracts:
•	year-end accumulation unit values for each Subaccount from December 31, 1997 to December 31, 2006 (or from the end of the year of inception to December 31, 2006)
•	number of accumulation units outstanding as of the end of each period.
Financial Statements
The financial statements and reports of the independent registered public accounting firm of the Company and of the Separate Account are included in the Statement of Additional Information.

OVERVIEW
What is the Separate Account?
The Separate Account is an account that was established and is maintained by the Company. It is a unit investment trust registered with the SEC under the Investment Company Act of 1940. The Separate Account is divided into Subaccounts. Each Subaccount invests in shares of the corresponding Portfolio listed on the cover page of this prospectus. If you choose a variable investment option, you are investing in a Subaccount, not directly in the corresponding Portfolio.
What Are the Contracts?
The Contracts are individual and group deferred annuities, which are insurance products. The Contracts are sold with either a standard or an enhanced fee structure, as described in the Expense Tables of this prospectus.
Before the Commencement Date, you can allocate Purchase Payments among any of the variable investment options currently offered and two Fixed Account options.
•	The variable investment options are the Subaccounts. Each Subaccount invests in a Portfolio. You bear the risk of any investment gain or loss on amounts allocated to the Subaccounts.
•	The Fixed Account options earn a fixed rate of interest declared by us, which will be at least 1% per year, or any higher Fixed Account guaranteed interest rate stated in your Contract. We guarantee amounts invested in a Fixed Account option and the earnings on those amounts so long as those amounts remain in the Fixed Account option.
After the Commencement Date, payments can be allocated between variable dollar benefit and fixed dollar benefit options. If a variable dollar benefit option is selected, Benefit Units can be allocated to any of the Subaccounts that are then available.

What Benefits Are Available under the Contract?

Annuity Benefit	When the Contract is annuitized, we promise to pay a stream of Annuity Benefit payments for the duration of the settlement option selected.

Death Benefit	A Death Benefit will be paid under the Contract if you or a joint owner dies before the Annuity Commencement Date and before the Contract is surrendered.

Optional Guaranteed Withdrawal Benefits	If you choose to activate that Guaranteed Lifetime Withdrawal Benefit, it will provide a lifetime withdrawal Benefit, up to a certain amount each Benefit Year. If you choose to activate the Guaranteed Minimum Withdrawal Benefit, it will provide a minimum withdrawal Benefit, up to a certain amount each Benefit Year. You cannot activate a Rider if in the future we are no longer issuing that Rider with any new annuity contracts and we prohibit further activations on a nondiscriminatory basis.
What Are the Risks Related to the Contract?
The variable investment options to which you allocate Purchase Payments may lose value, which would cause your Account Value to decrease. We may not be able to pay claims related to the annuity, death or guaranteed withdrawal benefits. A penalty tax may be imposed at the time of a withdrawal or a surrender depending on your age and other circumstances.
How Do I Purchase or Cancel a Contract?
The requirements to purchase a Contract are explained in The Contracts section of this prospectus. You may purchase a Contract only through a registered securities representative.
You may cancel a Contract within 20 days after you receive it. The right to cancel may be longer in some states. In many states, you will bear the risk of investment gain or loss on any amounts allocated to the Subaccounts prior to cancellation. The right to cancel may not apply to group Contracts. The right to cancel is described more fully in the Right to Cancel section of this prospectus.
Will Any Charges or Penalties Apply if I Make Withdrawals or Surrender a Contract?
There are no charges imposed on withdrawals from the Contracts or surrenders of the Contracts, except that the annual Contract maintenance fee will be deducted at the time of a surrender. Withdrawal and surrender procedures are described in the Withdrawals and Surrenders section of this prospectus.
A penalty tax may be imposed at the time of a withdrawal or a surrender depending on your age and other circumstances. Tax consequences of a withdrawal or a surrender are described in the Federal Tax Matters section of this prospectus. The right to withdraw or surrender may be restricted under certain tax-qualified retirement plans.
What Other Charges and Deductions Apply to the Contract?
We will charge the fees and charges listed below unless we reduce or waive the fee or charge as discussed in the Charges and Deductions section of this prospectus. The mortality and expense risk charge may never be entirely waived.
•	An annual Contract maintenance fee, which is assessed only against investments in the Subaccounts
•	A transfer fee for certain transfers among investment options
•	An administration charge, which is an expense of the Separate Account and charged against all assets in the Subaccounts
•	A mortality and expense risk charge, which is an expense of the Separate Account and charged against all assets in the Subaccounts
•	Premium taxes, if any
In addition to charges and deductions under the Contracts, the Portfolios incur expenses that are passed through to you. Portfolio expenses for the fiscal year ended December 31, 2006 are described in the prospectuses and statements of additional information for the Portfolios.

How Do I Contact the Company?
Any questions or inquiries should be directed to our Administrative Office, P.O. Box 5423, Cincinnati, Ohio 45201-5423, 1-800-789-6771. Please include the Contract number and your name. You may also contact us through our web site, www.gafri.com.

THE PORTFOLIOS
Portfolios
The Separate Account currently is divided into 46 Subaccounts.. Each Subaccount invests in the corresponding Portfolio listed below. The current Portfolio prospectuses, which accompany this prospectus, contain additional information concerning the investment objectives, policies and practices of each Portfolio, the investment advisory services and administrative services of each Portfolio, and the expenses of each Portfolio.
You should read the Portfolio prospectuses carefully before making any decision concerning the allocation of Purchase Payments to, or transfers among, the Subaccounts.
There is no assurance that the Portfolios will achieve their stated objectives. The SEC does not supervise the management or the investment policies and/or practices of any of the Portfolios.
All dividends and capital gains distributed by the Portfolios are reinvested in the Separate Account and reflected in Accumulation Unit Values. Portfolio dividends and net capital gains are not distributed to Owners.
The Portfolios are available only through insurance company separate accounts and certain qualified retirement plans. Though a Portfolio may have a name and/or investment objectives that are similar to those of a publicly available mutual fund, and/or may be managed by the same investment advisor that manages a publicly available mutual fund, the performance of the Portfolio is entirely independent of the performance of any publicly available mutual fund. Neither the Company nor the Portfolios make any representations or assurances that the investment performance of any Portfolio will be the same or similar to the investment performance of any publicly available mutual fund.

Portfolio	Adviser and Type of Fund
AIM Variable Insurance Funds

AIM V.I. Capital Development Fund	A I M Advisors, Inc.
Series I Shares	Mid cap growth

AIM V.I. Core Equity Fund	A I M Advisors, Inc.
Series I Shares	Large cap blend

AIM V.I. Financial Services Fund	A I M Advisors, Inc.
Series I Shares	Sector

AIM V.I. Global Health Care Fund	A I M Advisors, Inc.
Series I Shares	Sector

AIM V.I. High Yield Fund	A I M Advisors, Inc.
Series I Shares	High yield bond

AIM V.I. Small Cap Equity Fund	A I M Advisors, Inc.
Series I Shares	Small cap blend

American Century Variable Portfolios, Inc.

American Century VP Large Company Value Fund	American Century Investment Management, Inc.
Class I Shares	Large cap value

American Century VP Mid Cap Value Fund	American Century Investment Management, Inc.
Class I Shares	Mid cap value

American Century VP Ultra® Fund	American Century Investment Management, Inc.
Class I Shares	Large cap growth

American Century VP VistaSM Fund	American Century Investment Management, Inc.
Class I Shares	Mid cap growth

Calamos® Advisors Trust

Calamos Growth and Income Portfolio	Calamos Advisors LLC
Convertibles

Portfolio	Adviser and Type of Fund
Davis Variable Account Fund, Inc.

Davis Value Portfolio	Davis Selected Advisers, L.P.
Sub-Adviser—Davis Selected Advisers-NY, Inc.
Large cap blend

Dreyfus Portfolios

Dreyfus Investment Portfolios MidCap Stock Portfolio	The Dreyfus Corporation
Service Shares	Mid cap blend

Dreyfus Investment Portfolio Technology Growth Portfolio Initial Shares	The Dreyfus Corporation Sector

The Dreyfus Socially Responsible Growth Fund, Inc. Initial Shares	The Dreyfus Corporation Large cap growth

Dreyfus Stock Index Fund, Inc. Initial Shares	The Dreyfus Corporation Index Manager—Mellon Equity Associates (an affiliate of Dreyfus) Large cap blend

Dreyfus Variable Investment Fund Appreciation Portfolio Initial Shares	The Dreyfus Corporation Sub-Adviser—Fayez Sarofim & Co Large cap blend

Dreyfus Variable Investment Fund Developing Leaders Portfolio Initial Shares	The Dreyfus Corporation Small cap blend

Dreyfus Variable Investment Fund Growth and Income Portfolio Initial Shares	The Dreyfus Corporation Large cap blend

Dreyfus Variable Investment Fund Money Market Portfolio	The Dreyfus Corporation Money market

DWS Investments VIT Funds

DWS Small Cap Index VIP Class A	Deutsche Asset Management, Inc. Sub-Adviser—Northern Trust Investments, N.A. Small cap blend

Financial Investors Variable Insurance Trust

Ibbotson Balanced ETF Asset Allocation Portfolio Class II	ALPS Advisers, Inc. Sub-Adviser—Ibbotson Associates, Inc. Asset allocation

Ibbotson Conservative ETF Asset Allocation Portfolio Class II	ALPS Advisers, Inc. Sub-Adviser—Ibbotson Associates, Inc. Asset allocation

Ibbotson Growth ETF Asset Allocation Portfolio Class II	ALPS Advisers, Inc. Sub-Adviser—Ibbotson Associates, Inc. Asset allocation

Ibbotson Income and Growth ETF Asset Allocation Portfolio Class II	ALPS Advisers, Inc. Sub-Adviser—Ibbotson Associates, Inc. Asset allocation
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities Fund Class 2	Advisor—Templeton Investment Counsel, LLC Sub-Advisor—Franklin Templeton Investment Management Limited Foreign large cap value

Portfolio	Adviser and Type of Fund
Janus Aspen Series

Janus Aspen Series Balanced Portfolio Institutional Shares	Janus Capital Management LLC Balanced

Janus Aspen Series Forty Portfolio Institutional Shares	Janus Capital Management LLC Large cap growth

Janus Aspen Series International Growth Portfolio Institutional Shares	Janus Capital Management LLC Foreign large cap growth

Janus Aspen Series Large Cap Growth Portfolio Institutional Shares	Janus Capital Management LLC Large cap growth

Janus Aspen Series Mid Cap Growth Portfolio Institutional Shares	Janus Capital Management LLC Mid cap growth

Oppenheimer Variable Account Funds

Oppenheimer Balanced Fund/VA Non-Service Shares	OppenheimerFunds Balanced

Oppenheimer Capital Appreciation Fund/VA Non-Service Initial Shares	OppenheimerFunds Large cap growth

Oppenheimer Main Street Fund®/VA Non-Service Initial Shares	OppenheimerFunds Large cap blend

PIMCO Variable Insurance Trust

PIMCO VIT Real Return Portfolio Administrative Class	Pacific Investment Management Company LLC Inflation-indexed bond

PIMCO VIT Total Return Portfolio Administrative Class	Pacific Investment Management Company LLC Intermediate term bond

Van Kampen—The Universal Institutional Funds, Inc.

Van Kampen UIF Core Plus Fixed Income Portfolio Class I	Van Kampen(1) Intermediate term bond

Van Kampen UIF Mid Cap Growth Portfolio Class I	Van Kampen(1) Mid cap growth

Van Kampen UIF U.S. Mid Cap Value Portfolio Class I	Van Kampen(1) Mid cap value

Van Kampen UIF U.S. Real Estate Portfolio Class I	Van Kampen(1) Specialty-real estate

Van Kampen UIF Value Portfolio Class I	Van Kampen(1) Large cap value

Wilshire Variable Insurance Trust

Wilshire 2010 Moderate Fund	Wilshire Associates Incorporated Target maturity

Wilshire 2015 Moderate Fund	Wilshire Associates Incorporated Target maturity

Wilshire 2025 Moderate Fund	Wilshire Associates Incorporated Target maturity

Wilshire 2035 Moderate Fund	Wilshire Associates Incorporated Target maturity

Wilshire 2045 Moderate Fund	Wilshire Associates Incorporated Target maturity

(1)	Morgan Stanley Investment Management Inc., which does business in certain instances using the name “Van Kampen,” serves as the investment advisor to the U.S. Mid Cap Value, Value, Core Plus Fixed Income and U.S. Real Estate Portfolios.

Each Ibbotson Portfolio and each Wilshire Portfolio listed in the table above is structured as a “fund of funds.” A “fund of funds” attempts to achieve its investment objective by investing in other investment companies (each, an “Acquired Fund”), which in turn invest directly in securities. Each Ibbotson Portfolio and each Wilshire Portfolio indirectly incurs a proportionate share of the expenses of each Acquired Fund in which it invests. As a result of this fund of funds structure, the Ibbotson Portfolios and the Wilshire Portfolio will likely incur higher expenses than funds that invest directly in securities.
Additions or Substitutions of Portfolios
New Subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new Subaccounts will be made available to existing Owners on a basis to be determined by us and that is not discriminatory. We do not guarantee that any of the Subaccounts or any of the Portfolios will always be available for allocation of Purchase Payments or variable dollar payments or for transfers. We may substitute the shares of a different portfolio or a different class of shares for shares held in a Portfolio.
In the event of any addition, merger, combination or substitution, we may make such changes in the Contract as may be necessary or appropriate to reflect such event. Additions, mergers, combinations or substitutions may be due to an investment decision by us, or due to an event not within our control, such as liquidation of a Portfolio or an irreconcilable conflict of interest between the Separate Account and another insurance company that offers the Portfolio. We will obtain approval of additions, mergers, combinations or substitution from the SEC to the extent required by the Investment Company Act of 1940, or other applicable law. We will also notify you before we make a substitution.

CHARGES AND DEDUCTIONS
Charges and Deductions by the Company
We assess two types of charges and deductions. We assess charges to the Contract, which are reflected in the Account Value of the Contract, but not in Accumulation Unit Values or Benefit Unit Values. These charges are the annual Contract maintenance fee, transfer fees, and premium taxes, where applicable. We also assess charges against the Separate Account. These charges are reflected in the Accumulation Unit Values and Benefit Unit Values. These charges are the administration charge and the mortality and expense risk charge.
Except as described below, we will never charge more to a Contract than the fees and charges described below, even if our actual expenses exceed the total fees and charges collected. If the fees and charges that we collect exceed the actual expenses that we incur, the excess will be profit to us and will not be returned to Owners.

✓	Net asset value	The amount computed by a Portfolio as the price at which the Portfolio’s shares are purchased and redeemed. It is computed no less frequently than each Valuation Period.
Contract Maintenance Fee

Purpose of Fee	To offset expenses incurred in issuing the Contracts and in maintaining the Contracts and the Separate Account.

Amount of Fee	$40.00 per year.

When Assessed	Before the Commencement Date, we deduct this fee as of the Valuation Period after each Contract Anniversary that this Contract is in effect. After the Commencement Date, we deduct a portion of the annual fee from each variable dollar payment. We also deduct the full annual fee at the time of a surrender.

Assessed Against What	Amounts invested in the Subaccounts. The fee does not apply to the Fixed Account. Before the Commencement Date, we deduct this fee pro rata from the Subaccounts in which the Contract has an interest at that time. After the Commencement Date, if variable payments are to be made, we deduct a pro rata portion of the annual fee from each payment.

Waivers	Before the Commencement Date if the Account Value is at least $40,000 on the date the fee is due (individual Contracts only). After the Commencement Date if the amount applied to a variable dollar benefit is at least $40,000 (individual Contracts only). In our discretion where we incur reduced sales and servicing expenses. After the Commencement Date where required to satisfy state law.
Transfer Fee

Purpose of Fee	To offset costs incurred in administering the Contracts.

Amount of Fee	$25 for each transfer in excess of 12 in any Contract Year. We reserve the right to change the amount of this fee at any time or the number of transfers that can be made without incurring the transfer fee. The maximum amount of the fee that we would impose on a transfer is $30.

When Assessed	Before the Commencement Date.

Assessed Against What	Deducted from amount transferred.

Waivers	Currently, the transfer fee does not apply to transfers associated with the dollar cost averaging, interest sweep and portfolio rebalancing programs. Transfers associated with these programs do not count toward the 12 free transfers permitted in a Contract Year. We reserve the right to eliminate this waiver at any time. We also reserve the right to charge fees for the automatic transfer programs described in the Transfers section of this prospectus, and/or for the systematic withdrawal program described in the Withdrawals and Surrenders section of this prospectus, if we determine, in our discretion, that such charges are necessary to offset the costs of administering the programs.

Administration Charge

Purpose of Charge	To offset expenses incurred in administering the Contracts and the Separate Account.

Amount of Charge	Daily charge equal to 0.000411% of the daily net asset value for each Subaccount, which corresponds to an annual effective rate of 0.15%.

When Assessed	Before the Commencement Date and, if variable dollar payments are to be made, after the Commencement Date.

Assessed Against What	Amounts invested in the Subaccounts. This charge does not apply to the Fixed Account.

Waivers	May be waived or reduced in our discretion where we incur reduced sales and servicing expenses.
Mortality and Expense Risk Charge

Purpose of Charge	As compensation for assuming mortality and expense risks under the Contract.
•	We assume mortality risks because we are obligated under the Contracts to make Annuity Benefit payments and Death Benefit payments.

•	We assume expense risks because our actual expenses in administering the Contracts and the Separate Account could exceed the amount recovered through the Contract maintenance fees, transfer fees and administration charges.

Amount of Charge	Daily charge equal to 0.003446% of the daily net asset value for each Subaccount, which corresponds to an effective annual rate of 1.25%.

When Assessed	Before the Commencement Date and, if variable dollar payments are to be made, after the Commencement Date.

Assessed Against What	Amounts invested in the Subaccounts. This charge does not apply to the Fixed Account.

Waivers	When we expect to incur reduced sales and servicing expenses, we may issue a Contract with a reduced mortality and expense risk charge. These Contracts are referred to as “Enhanced Contracts.” The mortality and expense risk charge under an Enhanced Contract is either:
•	a daily charge of 0.002615% of the daily net asset value for each Subaccount, which corresponds to an effective annual rate of 0.95%, or

•	a daily charge of 0.002063% of the daily net asset value for each Subaccount, which corresponds to an effective annual rate of 0.75%.
Guaranteed Living Withdrawal Benefit Rider Charge

Purpose of Charge	To offset expenses incurred in administering the Rider and as compensation for assuming the mortality and expense risks under the Rider.

Amount of Charge	Annual charge equal to 0.55% of the current Benefit Base Amount or, if you elect the spousal continuation benefit, an annual charge of 0.70% of the current Benefit Base Amount.

If you elect a reset, we may increase the Rider charges to the level that applies to new Contracts at that time.

When Assessed	On each Rider Anniversary.

Upon surrender of the Contract or termination of the Rider, we will assess a prorated charge.

Assessed Against What	Benefit Base Amount.

Guaranteed Minimum Withdrawal Benefit Rider Charge

Purpose of Charge	To offset expenses incurred in administering the Rider and as compensation for assuming the mortality and expense risks under the Rider.

Amount of Charge	Annual charge equal to 0.40% of the Benefit Base Amount.

If you elect a reset, we may increase the Rider charges to the level that applies to new Contracts at that time.

When Assessed	On each Rider Anniversary.

Upon surrender of the Contract or termination of the Rider, we will assess a prorated charge.

Assessed Against What	Benefit Base Amount.
Premium Taxes
Currently some state governments impose premium taxes on annuity purchase payments. These taxes currently range from zero to 3.5% depending upon the jurisdiction. A federal premium tax has been proposed but not enacted. We will deduct any applicable premium taxes from the Purchase Payments or the Account Value at the time that the tax is imposed.
Discretionary Waivers of Charges
We will look at the following factors to determine if we will waive a charge, in part or in full, due to reduced sales and servicing expenses: (1) the size and type of the group to which sales are to be made, (2) the total amount of Purchase Payments to be received, and (3) any prior or existing relationship with us. We would expect to incur reduced sales and servicing expenses in connection with Contracts offered to our employees and employees of our subsidiaries and/or affiliates. There may be other circumstances, of which we are not presently aware, that could result in reduced sales and servicing expenses. In no event will we waive a charge where such waiver would be unfairly discriminatory to any person.
Expenses of the Portfolios
In addition to charges and deductions by the Company, each Portfolio incurs management fees and other expenses that are described in the prospectus and statement of additional information for the Portfolio. Portfolio expenses, like Separate Account expenses, are reflected in Accumulation Unit Values and Benefit Unit Values.

PURCHASE PAYMENTS AND ALLOCATIONS TO INVESTMENT OPTIONS
Generally you can make one or more Purchase Payments at any time before the Annuity Commencement Date. We will allocate Purchase Payments to the available Subaccounts and Fixed Account options according to your instructions.
You can control the allocation of investments through transfers or through the following investment programs offered by the Company: dollar cost averaging, portfolio rebalancing, and interest sweep. These programs and telephone, facsimile and Internet transfer procedures are described in the Transfers section of this prospectus.
Purchase Payments
Purchase Payments must be received by us at our Variable Administrative Office, P.O. Box 5423, Cincinnati, Ohio 45201-5423. Upon request, we will provide you with a receipt as proof of payment.
Current Restrictions on Purchase Payment Amounts

	Tax Qualified Contract	Non Tax Qualified Contract
Minimum amounts
Minimum initial Purchase Payment	$20,000	$20,000
Minimum additional Purchase Payment	$50	$100

Maximum amounts
Maximum single Purchase Payment	$500,000 or Company approval	$500,000 or Company approval
We reserve the right to increase or decrease the minimum and maximum Purchase Payment amounts, at our discretion and at any time, where permitted by law.
We will apply your initial Purchase Payment to your account using the following rules.
•	If the application form is in good order, we will apply the initial Purchase Payment within 2 business days of receipt of the Purchase Payment.
•	If the application form is not in good order, we will attempt to get the application form in good order within 5 business days. If the application form is not in good order at the end of 5 business days, we will inform the applicant of the reason for the delay and that the Purchase Payment will be returned immediately unless he or she specifically agrees that we may keep the Purchase Payment until the application form is in good order. Once the application form is in good order, we will apply the Purchase Payment within 2 business days.
We will apply each additional Purchase Payment to your account as of the Valuation Date on which we receive the Purchase Payment and any related allocation instructions in good order. If any portion of the additional Purchase Payment is allocated to a Subaccount, we will apply it at the next Accumulation Unit Value calculated after we receive the Purchase Payment and related allocation instructions in good order.

Allocations to Investment Options
You can allocate Purchase Payments in whole percentages to any of the available Subaccounts or Fixed Account options. Allocation instructions must be made by Written Request.

Subaccount Option	Fixed Account Options
See the Portfolios section of this prospectus for a list of the currently available Subaccounts.	The currently available Fixed Account options for individual Contracts are:
• Fixed Accumulation Account
• Fixed Account One-Year Guarantee Period
The Fixed Account options are not available under group Contracts.
Interests in the Subaccounts are securities registered with the SEC. You bear the risk of investment gain or loss on amounts allocated to the Subaccounts.
Interests in the Fixed Account options are not securities and are not registered with the SEC. We guarantee amounts allocated to the Fixed Account options and interest credited to the Fixed Account options.
Additional Information about Fixed Account Options
Amounts allocated to the Fixed Account options will receive a stated rate of interest of at least 1% per year, or any higher Fixed Account guaranteed interest rate stated in your Contract. We may from time to time pay a higher current interest rate for either Fixed Account option. The interest rate credited to each Purchase Payment allocated to the Fixed Accumulation Account will not be changed for at least 12 months following the date on which we receive the Purchase Payment. Thereafter, it will not be changed more frequently than once per calendar quarter. The interest rate credited to amounts that you transfer to the Fixed Accumulation Account will not be changed more frequently than once per calendar quarter. The interest rate credited to an amount held under the Fixed Account One-Year Guarantee Period will not be changed until the end of the one-year period. Your Contract contains more information about the Fixed Account options, including information about how and when interest rates are determined and changed and how and when interest is credited to amounts allocated to the Fixed Account options.
Current Restrictions on Allocations
Minimum Allocations

Minimum allocation to any Subaccount	$ 10

Minimum allocation to Fixed Accumulation Account	$ 10 Not available under group Contracts.

Minimum allocation to Fixed Account One-Year Guarantee Period	$2,000 Not available under group Contracts. No amounts may be allocated to this option if the guarantee period ends after the Annuity Commencement Date.

Allocation During Right to Cancel Period	No current restrictions, however, we reserve the right to require that Purchase Payment(s) be allocated to the money market Subaccount or to the Fixed Accumulation Account during the right to cancel period.
We may, in our sole discretion, restrict or prohibit allocations to Subaccounts or Fixed Account options from time to time on a nondiscriminatory basis.

Renewal of Fixed Account One-Year Guarantee Period Option
An amount that is allocated or transferred to the Fixed Account One-Year Guarantee Period option will mature at the end of one year. We will notify you of the date on which the amount matures and the Fixed Account options available at that time.
When an amount matures, you may transfer it to any of the Fixed Account options or Subaccounts that are then available to you under this Contract. We must receive a Written Request to transfer the maturing amount within the 30 day period that ends on the date that the amount matures. The transfer will be effective on the day after the amount matures.
If you do not transfer the amount, then we will apply it to a new guarantee period under the same option if it is then available to you. The interest rate for the new period will be the then current rate for that option. If that option is not available to you, then the amount will be transferred to the Fixed Accumulation Account. The renewal or transfer will be effective on the day after the amount matures.

1998 Version	An amount that was allocated or transferred to any of the then available Fixed Account options with a guarantee period will mature at the end of the period. When an amount matures, you may transfer it as indicated above. No amount may be allocated to a guarantee period option that would extend beyond the Owner’s 85th birthday or 5 years after the effective date of the Contract, if later (the “85/5 restriction”). If you do not transfer the amount, then we will apply it to a new guarantee period under the One-Year Guarantee Period Option. If that guarantee period is not available due to the 85/5 restriction, then the amount will be transferred to the Fixed Accumulation Account.

TRANSFERS
Transfers
Before the Commencement Date, you may transfer amounts among Subaccounts, between Fixed Account options (where available), and/or between Subaccounts and Fixed Account options (where available).
A transfer is effective on the Valuation Date during which we receive the request for transfer. We will process transfers to a Subaccount at the Accumulation Unit Value calculated after we receive the transfer request in good order.
Current Restrictions on Transfers

Minimum transfer amounts

Minimum transfer from any Subaccount	$500 or balance of Subaccount, if less

Minimum transfer from any Fixed Account option	$500 or balance of Fixed Account option, if less No amounts may be transferred from a Fixed Account option during the first Contract Year Amounts transferred from Fixed Account options to Subaccounts may not be transferred back to Fixed Account options for a period of 6 months from the date of the original transfer.

Minimum transfer to Fixed Account One-Year Guarantee Period	$2,000 Not available under group Contracts. No amounts may be transferred to this option if the guarantee period ends after the Annuity Commencement Date.

Maximum transfer amounts

Maximum transfer from a Fixed Account option	If a transfer is made in connection with a renewal of the Fixed Account One-Year Guarantee Period option, the entire amount that has matured may be transferred. Other transfers from a Fixed Account option during a Contract Year may not exceed the greater of (1) $500 and (2) 20% of the value of that option as of the most recent Contract Anniversary.
We may, in our sole discretion, restrict or prohibit any type of transfer or the availability of any Subaccount or Fixed Account option on a nondiscriminatory basis. We may modify our transfer procedures at any time and at our sole discretion.
Automatic Transfer Programs
Before the Commencement Date, we offer the automatic transfer services described below. To enroll in one of these programs, you will need to complete the appropriate authorization form, which you can obtain from us by calling 1-800-789-6771. There are risks involved in switching between investment options available under the Contract.
Currently, the transfer fee does not apply to dollar cost averaging, portfolio rebalancing, or interest sweep transfers, and transfers under these programs will not count toward the 12 transfers permitted under the Contract without a transfer fee charge.

Minimum Account
Service	Description	Requirements	Limitations/Notes
Dollar Cost Averaging
Dollar cost averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. You should consider your financial ability to continue dollar cost averaging transfers through periods of changing price levels.
	Automatic transfers from the money market Subaccount to any other Subaccount(s), or from the Fixed Accumulation Account option (where available) to any Subaccount(s), on a monthly or quarterly basis.	Source of funds must be at least $10,000. Minimum transfer per month is $500. When balance of source of funds falls below $500, entire balance will be allocated according to dollar cost averaging instructions.	Dollar cost averaging transfers may not be made to any of the Fixed Account options. The dollar cost averaging transfers will take place on the last Valuation Date of each calendar month or quarter as requested by the Owner.

Portfolio Rebalancing Portfolio rebalancing does not guarantee profits or prevent losses in a declining market.	Automatically transfer amounts between the Subaccounts and the Fixed Accumulation Account option (where available) to maintain the percentage allocations selected by the Owner.	Minimum Account Value of $10,000.	Transfers will take place on the last Valuation Date of each calendar quarter. Portfolio rebalancing will not be available if the dollar cost averaging program or an interest sweep from the Fixed Accumulation Account option is being utilized.

Interest Sweep	Automatic transfers of the income from any Fixed Account option(s) to any Subaccount(s).	Balance of each Fixed Account option selected must be at least $5,000. Maximum transfer from each Fixed Account option selected is 20% of such Fixed Account option’s value per year. Amounts transferred under the interest sweep program will reduce the 20% maximum transfer amount otherwise allowed.	Interest sweep transfers will take place on the last Valuation Date of each calendar quarter. Interest sweep is not available from the Seven-Year Guaranteed Interest Rate Option if the Principal Guarantee Program is selected.
How to Request a Transfer
Currently, you may make a transfer request by Written Request or any of the following alternate methods:
•	by telephone at 1-800-789-6771
•	by facsimile at 513-412-3766 or
•	over the Internet through our web site at www.gafri.com.
All transfer requests must comply with the terms of the Contract. We accept transfer instructions once each Valuation Period. Once instructions have been accepted, they may not be rescinded; however, new instructions may be given the following Valuation Period.
You may place transfer requests by telephone, by facsimile or over the Internet between 9:30 a.m. and 4:00 p.m. Access to these alternate methods of placing transfer requests, particularly through our web site, may be limited or unavailable during periods of peak demand, system upgrading and maintenance, or for other reasons. We may withdraw the right to make transfers by telephone, facsimile or over the Internet upon 10 days’ written notice to affected Contract Owners.

We will not be liable for complying with transfer instructions that we reasonably believe are genuine, or for any loss, damage, cost or expense in acting on such instructions. In addition, we will not be liable for refusing to comply with transfer instructions that we reasonably believe are not genuine, or for any loss, damage, cost or expense for failing to act on such instructions. You or the person controlling payments will bear the risk of such loss. We will employ reasonable procedures to determine that telephone, facsimile or Internet instructions are genuine. If we do not employ such procedures, we may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, tape recording telephone instructions or requiring use of a unique password or other identifying information.
Changes in or Termination of Automatic Transfer Programs
You may change any automatic transfer instructions that are in place or may terminate your participation in any of the automatic transfer programs at any time. To change your instructions or to terminate your participation, you must send us a Written Request by U.S. or overnight mail, or by facsimile at 513-412-3766. You must give us at least 30 days’ notice to change any automatic transfer instructions that are already in place or to terminate your participation in an automatic transfer program.
We may terminate, suspend or modify any aspect of the automatic transfer programs described above without prior notice to you, as permitted by applicable law. Any such termination, suspension or modification will not affect automatic transfer programs already in place.
We may also impose an annual fee for participation in an automatic transfer program or increase the current annual fee, as applicable, in such amount(s) as we may then determine to be reasonable. The maximum amount of the annual fee that we would impose for participating in each automatic transfer program is $30.
Transfer Restrictions Related to Active Trading Strategies
Neither the Contracts described in this prospectus nor the underlying Portfolios are designed to support active trading strategies that involve frequent movement between or among Subaccounts (sometimes referred to as “market-timing” or “short-term trading”). Persons who intend to use an active trading strategy should consult a financial advisor and request information on variable annuity contracts that offer underlying Portfolios designed specifically to support active trading strategies.
We have implemented several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. Appendix C to this prospectus contains more information about these processes and restrictions.

WITHDRAWALS AND SURRENDERS
You can access your Account Value before the Annuity Commencement Date through withdrawals from the Contract, Contract loans (if available), or a surrender of the Contract. Contract loans are described more fully in the next section of this prospectus.
You may take withdrawals from the Contract at any time before the Annuity Commencement Date. Withdrawals must be made by Written Request. The amount of the withdrawal must be at least $500. No withdrawal can be made that would reduce the Account Value of the Contract to less than $500. Benefit payments under the Guaranteed Lifetime Withdrawal Benefit Rider or the Guaranteed Minimum Withdrawal Benefit Rider are exempt from these limits.
A withdrawal will result in the cancellation of Accumulation Units from each of the applicable Subaccounts and/or a reduction in the value of your interest in the applicable Fixed Account options. Unless the Written Request states otherwise, the reduction in each Subaccount and Fixed Account option will be in the same proportion as the reduction in the total Account Value. If you wish to specify the Subaccount(s) and/or Fixed Account option(s) from which you wish to make a withdrawal and the amount of the withdrawal to be taken from each specified Subaccount and/or Fixed Account option, you must include this information in the Written Request.
You may surrender a Contract in full for the Account Value at any time before the Annuity Commencement Date. A full surrender will terminate the Contract. Surrenders must be made by Written Request. The amount available for surrender will be the Account Value at the end of the Valuation Period in which the Written Request for surrender is received by us. Any fee, charges, loans or applicable premium tax or other taxes not previously deducted will be deducted as part of the calculation of the Account Value.
➢	Please review the explanation of a Written Request in the Definitions section of this prospectus.
An amount paid on a withdrawal or surrender may be paid to or for another annuity or tax-qualified account in an exchange, transfer, or rollover to the full extent allowed by federal tax law.
A withdrawal or surrender is effective on the Valuation Date during which we receive the Written Request for withdrawal or surrender in good order. A withdrawal or surrender that results in the cancellation of Accumulation Units will be processed at the next Accumulation Unit Value calculated after we receive the Written Request in good order.
Restrictions and Charges on Withdrawals and Surrenders

	Tax Qualified Contracts	Non Tax Qualified Contracts
Minimum withdrawal amount	$500	$500

Minimum remaining Account Value after a withdrawal	$500	$500

Amount available for surrender (valued as of end of Valuation Period in which we receive the surrender request)	Account Value subject to tax law or employer plan restrictions on withdrawals	Account Value subject to employer plan restrictions on withdrawals

Contract maintenance fee on full surrender	$ 40

Tax penalty for early withdrawal	When applicable, 10% of amount distributed before age 59 1/2 (25%for certain SIMPLE IRAs)

Deferral of Payment
We have the right to suspend or delay the date of payment of a withdrawal or surrender from the Subaccounts at certain times. We may do this for any period:
•	when the New York Stock Exchange is closed or when trading on the New York Stock Exchange is restricted;
•	when the SEC determines that an emergency exists as a result of which the disposal of securities in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine fairly the value of the nets assets in the Separate Account; or
•	when the SEC permits a suspension or delay in payment for the protection of security holders.
As permitted under certain state laws, we also reserve the right to delay the processing and payment of a withdrawal or surrender from the Fixed Account. We may delay processing and payment for up to 6 months after we receive your Written Request. If we delay processing and payment, we will comply with applicable state law.
Systematic Withdrawal
Before the Annuity Commencement Date, you may elect to automatically withdraw money from the Contract. The Account Value must be at least $10,000 in order to make a systematic withdrawal election. The minimum monthly amount that can be withdrawn is $100.
You may begin or discontinue systematic withdrawals at any time by Written Request. You must give us at least 30 days’ notice to change any systematic withdrawal instructions that are currently in place. We reserve the right to discontinue offering systematic withdrawals at any time.
Currently, we do not charge a fee for systematic withdrawal services. However, we reserve the right to impose an annual fee in such amount as we may then determine to be reasonable for participation in the systematic withdrawal program. If imposed, the fee will not exceed $30 annually.
Before electing a systematic withdrawal program, you should consult with a financial advisor. Systematic withdrawal is similar to annuitization, but will result in different taxation of payments and potentially a different amount of total payments over the life of the Contract than if annuitization were elected.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT
Guaranteed Lifetime Withdrawal Benefit

✓	Benefit	A guaranteed withdrawal benefit that is available under the Benefits section of the Rider.

✓	Benefit Base Amount	The amount on which Rider charges and Benefit payments are based.

✓	Benefit Start Date	The first day that a Benefit under the Rider is to be paid.

✓	Benefit Year	A 12 month period beginning on the Benefit Start Date or on an anniversary of the Benefit Start Date.

✓	Excess Withdrawal	(1) A withdrawal from the Contract after the Rider Effective Date and before the Benefit Start Date or (2) a withdrawal from the Contract on or after the Benefit Start Date to the extent that the withdrawal exceeds the Benefit amount that is available on the date of payment. A withdrawal to pay Rider charges is never considered an Excess Withdrawal.

✓	Designated Subaccount	Each Subaccount that we designate from time to time to hold Contract values on which Benefits may be based.

✓	Insured	The person whose lifetime is used to measure the Benefits under the Rider. The Insured is set out on the Rider specifications page. The Insured cannot be changed after the issue date of the Rider as shown on the Rider specifications page.

✓	Rider Anniversary	The date in each year that is the annual anniversary of the Rider Effective Date.

✓	Rider Effective Date	The Contract Effective Date or Contract Anniversary on which the Rider is activated.

✓	Rider Year	Each 12 month period that begins on the Rider Effective Date or a Rider Anniversary.
Introduction
We offer a Guaranteed Lifetime Withdrawal Benefit through a rider (the “Rider”) to this Contract. If you choose to activate the Rider, it will provide a lifetime withdrawal Benefit, up to a certain amount each Benefit Year, even after the Contract value is zero. The Insured must be at least 55 years old on the Benefit Start Date to receive a Benefit under the Rider.
You cannot activate the Rider if the Contract is a tax-qualified contract and, on the Rider Effective Date, you will be 81 years old or older (or the Annuitant will be 81 years old or older if the Contract is owned by a plan sponsor or trustee). You cannot activate the Rider if the Contract is a non-tax-qualified contract and, on the Rider Effective Date, you or the joint owner, if any, will be 86 years old or older (or the Annuitant will be 86 years old or older if you or a joint owner is not a human being). You cannot activate the Rider if the Guaranteed Minimum Withdrawal Benefit Rider is in effect. You cannot activate the Rider if in the future we are no longer issuing the Rider with any new annuity contracts and we prohibit further activations on a nondiscriminatory basis. We will notify you if we take this action.
Once the Rider is activated, you may not participate in the dollar cost averaging program otherwise available under the Contract.
➢	The Rider may not be available in all states and may not be available with Contracts issued before September 7, 2007. If your Contract was issued in connection with an employer plan, the availability of the Rider may be restricted. For additional information about the availability of the Rider, contact us at our Administrative Office, P.O. Box 5423, Cincinnati OH 45201-5423, 1-800-789-6771.

Rider Charge
In exchange for the ability to receive Benefits for life, we will assess an annual charge not to exceed 1.20% of the current Benefit Base Amount. Currently, the charge is 0.55% of the current Benefit Base Amount. After the Rider is activated, the charge for your Rider will not change except under the circumstances described in “Reset Opportunities” below.
We will assess the Rider charge on each Rider Anniversary. We will also assess a prorated charge upon surrender of the Contract or termination of the Rider. We will take the Rider charge by withdrawing amounts proportionally from each Designated Subaccount (as discussed below) to which you have allocated your Account Value at the time the charge is taken.
Designated Subaccounts
Before the Rider Effective Date, you must transfer your Account Value to one or more Designated Subaccount(s) that you select. The required transfers must be made by Written Request. If you do not make the required transfers, we will reject your request to activate the Rider.
➢	Please review the explanation of a Written Request in the Definitions section of this prospectus.
The Designated Subaccounts are listed below.
Ibbotson Balanced ETF Asset Allocation Portfolio-Class II
Ibbotson Conservative ETF Asset Allocation Portfolio-Class II
Ibbotson Growth ETF Asset Allocation Portfolio-Class II
Ibbotson Income and Growth ETF Asset Allocation Portfolio-Class II
➢	Additional information about the Designated Subaccounts is located in The Portfolios section and Appendix B of this prospectus.
Following the Rider Effective Date, you may reallocate your Account Value among the Designated Subaccounts in accordance with the Transfer provisions of the Contract.
Impact of the Rider on the Contract
Following the Rider Effective Date, we may decline to accept Purchase Payments to the Contract in excess of $50,000 per Contract Year. Before or after the Rider Effective Date, we may decline to accept any additional Purchase Payments to the Contract if we are no longer issuing annuity contracts with the Rider unless you decline or terminate the Rider. In this case, we will notify you that you must decline or terminate the Rider before we will accept any additional Purchase Payments to the Contract. If the Contract allows loans, all rights under the Rider will terminate if you fail to pay off all loans by the Benefit Start Date, and no new loans may be taken after the Benefit Start Date.
Benefit Base Amount Before the Benefit Start Date
The amount of the Benefit payments that will be available to you under the Rider depends on the Benefit Base Amount.
On or before the Benefit Start Date, the Benefit Base Amount will equal the greater of your Rollup Base Amount or your Reset Base Amount, if any.
Rollup Base Amount
Your Rollup Base Amount starts with your Account Value as of the Rider Effective Date. To this we add the amount of any Purchase Payments made since the Rider Effective Date. At the end of each of the first five Rider Years, as long as you have not taken an Excess Withdrawal, we also add a simple interest credit. Each interest credit is calculated as 5% of the Account Value on the Rider Effective Date, plus Purchase Payments received since the Rider Effective Date, and minus the Fixed Account value, if any, at the end of the Rider Year. There is no compounding. The interest credit for a Purchase Payment received during the Rider Year will be prorated. No further interest credit will be made after there has been a withdrawal from the Contract after the Rider Effective Date other than to pay Rider charges. If an Excess Withdrawal is taken, the Rollup Base Amount will be reduced by the same percentage as the percentage reduction in your Account Value.

Reset Base Amount
The Reset Base Amount starts with the Account Value of the Contract on the most recent Rider Anniversary for which you elect to reset, as described under “Reset Opportunities” below. If an Excess Withdrawal is taken, the Reset Base Amount is reduced by the same percentage as the percentage reduction in your Account Value.
Examples of Benefit Base Amount Calculation
These examples are intended to help you understand how the Base Benefit Amount is calculated. They assume that:
•	you make the Purchase Payments shown,
•	gains, losses, and charges cause your Account Value to vary as shown,
•	you take no withdrawals except as shown, and
•	you elect to reset on each Rider Anniversary on which your Account Value has increased over the prior year.
To calculate the Benefit Base Amount in the example, compare the Reset Base Amount (column 4) and the Rollup Base Amount (column 6) on each Rider Anniversary. The Benefit Base Amount is the greater of these two amounts.
Example 1

	Assume:		Then:

	Purchase		Reset	Rollup	Rollup	Benefit
Rider	Payment or	Account	Base	Interest	Base	Base
Anniversary	Withdrawal	Value	Amount	Credits	Amount	Amount
0	$100,000	$100,000			$100,000	$100,000
1		106,000	$106,000	$5,000	105,000	106,000
2	50,000	159,000	159,000	5,000	160,000	160,000
3		168,000	168,000	7,500	167,500	168,000
4		180,000	180,000	7,500	175,000	180,000
5		175,000	180,000	7,500	182,500	182,500
6		181,000	181,000		182,500	182,500
7		186,000	186,000		182,500	186,000
8		184,000	186,000		182,500	186,000
9		190,000	190,000		182,500	190,000
Example 2

	Assume:		Then:
	Purchase		Reset	Rollup	Rollup	Benefit
Rider	Payment or	Account	Base	Interest	Base	Base
Anniversary	Withdrawal	Value	Amount	Credits	Amount	Amount
0	$100,000	$100,000			$100,000	$100,000
1		106,000	$106,000	$5,000	105,000	106,000
2		109,000	108,000	5,000	110,000	110,000
3	-23,000	92,000	86,400		88,000	88,000
4		98,400	98,400		88,000	98,400
5		95,733	98,400		88,000	98,400
6		97,333	98,400		88,000	98,400
7		100,000	100,000		88,000	100,000
8		98,933	100,000		88,000	100,000
9		100,533	100,533		88,000	100,533
The Account Values assumed in these examples are for illustration purposes only, and are not intended to predict the performance of any particular Subaccounts or Fixed Account options.
When a reset is elected, the Reset Base Amount prevents the Benefit Base Amount from falling when the Account Value falls due to investment losses. In these examples, on the 8th Rider Anniversary, the Reset Base Amount prevents a drop in the Benefit Base Amount even though the Account Value has fallen. It also prevents a drop in the Benefit Base Amount on the 5th Rider Anniversary but, in the first example, the Rollup Base Amount gave an even better result.

The Rollup Base Amount ensures that the Benefit Base Amount will grow by a minimum factor over the first five years. In the first example, on the 2nd, 5th, and 6th Rider Anniversaries, the Rollup Base Amount has grown by more than the cumulative growth in the Account Value and results in a Benefit Base Amount that is greater than the Account Value. In the second example, the Rollup Base Amount was beneficial on the 2nd Rider Anniversary, but Rollup Amounts stopped because of the withdrawal on the 3rd Rider Anniversary.
See the paragraphs labeled Rollup Base Amount and Reset Base Amount for a description of the manner in which we determine these amounts.
Lifetime Withdrawals
Anytime after the Rider Effective Date, you may begin taking the lifetime withdrawal Benefit if the Insured is at least 55 years old.
On the Benefit Start Date, the Benefit Base Amount is set and will not change unless you take an Excess Withdrawal. Unless a Spousal Benefit is in effect, the Benefit Percentage is determined based on the age of the Insured (who is typically you) on the Benefit Start Date as set out below.

Age of Insured on Benefit Start Date	Benefit Percentage
At least age 55 but under age 60	4.0%
Age 60 or older	5.0%
On the Benefit Start Date and each anniversary of the Benefit Start Date, the Benefit Base Amount will be multiplied by the Benefit Percentage to determine the Benefit amount for the following Benefit Year. Generally, the Benefit amount is the maximum amount that can be withdrawn from the Contract before the next anniversary of the Benefit Start Date without reducing the Benefit Base Amount. The ability to take a withdrawal Benefit will continue until the earlier of your death, annuitization, or any other event that terminates the Rider.
At a minimum, the Benefit amount at any point during a Benefit Year will never be less than the Internal Revenue Code “required minimum distribution” for the calendar year that ends with or within the Benefit Year. For this purpose, we will compute the required minimum distribution based on the values of the Contract without considering any other annuity or tax-qualified account. The required minimum distribution will be reduced by all prior withdrawals or Benefit payments from the Contract made in the applicable calendar year. In calculating the required minimum distribution for this purpose, we may choose to disregard changes in the federal tax law that are made after the issue date of the Rider shown on the Rider specifications page if such changes would increase the required minimum distribution. We will notify you if we make this choice. If we choose to disregard changes in federal tax law that would increase the required minimum distribution, then you will need to satisfy this increase either from another annuity or tax-qualified account or by taking an Excess Withdrawal from the Contract.
Although lifetime withdrawals up to the Benefit amount do not reduce the Benefit Base Amount, they do reduce Contract values, the Death Benefit, and the amount available for annuitization. We will make lifetime withdrawals proportionally from the Designated Subaccounts as of the date the Benefit payment is made.
Purchase Payments that we receive after the Benefit Start Date will not increase the Benefit Base Amount. Excess Withdrawals taken after the Benefit Start Date will cause an adjustment in the Benefit Base Amount. The Benefit Base Amount is reduced by the same percentage as the percentage reduction in your Account Value due to the Excess Withdrawal. An Excess Withdrawal that reduces the Benefit Base Amount below $1,250 will result in termination of the Rider.

Example of Impact of Excess Withdrawal on Benefits
This example is intended to help you understand how an Excess Withdrawal impacts the lifetime withdrawal Benefit.
Assume that, on your Benefit Start Date, your Benefit Base Amount is $125,000, your Benefit Percentage is 5%, and the required minimum distribution rules do not require a greater Benefit. These assumptions produce a lifetime withdrawal Benefit of $6,250 ($125,000 x 5% = $6,250) per Benefit Year.
Now assume that you have not previously taken an Excess Withdrawal, and you have not taken your Benefit for the current Benefit Year.
Then, when your Account Value is $115,000, you withdraw $20,000 from the Contract, leaving you with an Account Value of $95,000.
Step One: Calculate the Excess Withdrawal.

Total withdrawals for the Benefit Year	$20,000
Benefit amount for the Benefit Year	– 6,250

Excess Withdrawal	$13,750
Step Two: Calculate the Account Value immediately before the Excess Withdrawal.

Account Value before withdrawal	$115,000
Benefit amount for the Benefit Year	– 6,250

Account Value before Excess Withdrawal	$108,750
Step Three: Calculate the proportional reduction for the Excess Withdrawal.

1 –	$95,000	Account Value immediately after the $20,000 withdrawal	= 12.6437%	Percentage Reduction

	$108,750	Account Value immediately before the Excess Withdrawal

$125,000	Base Benefit Amount	x 12.6437%	Percentage Reduction	= $15,805	Proportional Reduction
Step Four: Calculate the reduced Base Benefit Amount.

Base Benefit Amount	$125,000
Less proportional reduction for Excess Withdrawals	– 15,805

Base Benefit Amount reduced for Excess Withdrawals	$109,195
Step Five: Determine the new lifetime withdrawal Benefit.

Base Benefit Amount after reduction	$109,195
Benefit Percentage	x 5%

New lifetime withdrawal Benefit amount	$5,460
Impact of Rider Benefit Payments and Charges
Withdrawals made from the Contract to pay Benefits or to pay charges for the Rider will be subject to all of the terms and conditions of the Contract, except as explained below:
•	the amount need not meet the minimum amount for a withdrawal that is otherwise required;
•	the amount withdrawn may reduce your Account Value below the minimum amount that is otherwise required;
•	we will not terminate the Contract if the amount withdrawn reduces your Account Value below the minimum amount that is otherwise required; and
•	the amount withdrawn may completely exhaust your Account Value.

Reset Opportunities
On each Rider Anniversary before the Benefit Start Date and on the Benefit Start Date, you will have the opportunity to reset the Reset Base Amount equal to your Account Value as of that Rider Anniversary or the Benefit Start Date, whichever is applicable. If you elect to reset the Reset Base Amount and the then current charge for new issues of this Rider is higher than the charge that we are then assessing for your Rider, the reset will trigger an increase in the Rider charge. The increase in the Rider charge will be effective for the next Rider Year. To make a reset election, you must send us a Written Request and we must receive the Written Request before the Benefit Start Date and no later than 30 days after the “reset date” itself.
Generally it would be to your advantage to elect a reset on (1) any Rider Anniversary when your Account Value is higher than the Benefit Base Amount on that Rider Anniversary, and (2) on the Benefit Start Date if your Account Value on the Benefit Start Date is higher than the Benefit Base Amount on that date. However, if you elect a reset, we may increase the Rider charges to the level that applies to new Contracts at that time.
At any time before the Benefit Start Date, you may choose to automatically reset the Reset Base Amount equal to your Account Value, if higher, on each Rider Anniversary. An automatic reset election must be made by Written Request and will take effect on the next Rider Anniversary. If an automatic reset triggers an increase in the Rider charge, we will send you a notice of the new Rider charge and provide you with the opportunity to opt-out of the reset that triggered the increase. To make an opt-out election, you must send us a Written Request and we must receive the Written Request no later than 30 days from the date of the notice. An opt-out election will end your participation in the automatic reset program. You may voluntarily terminate your participation in the automatic reset program at any time by Written Request.
Spousal Benefit

✓	Spousal Benefit	A Benefit available after the death of the Insured for the remaining life of the Spouse.

✓	Spouse	The person who is the spouse of the Insured as of the Rider Effective Date.

A spouse will cease to be considered the Spouse if the marriage of the Insured and Spouse is terminated by divorce, dissolution, annulment, or for other cause apart from the death of the Insured.

A new spouse cannot be substituted after the Rider Effective Date.
For an additional annual charge, you can elect, at the time that you activate the Rider, to add a Spousal Benefit if the Insured is married on that date.
The Spousal Benefit allows a surviving Spouse to continue to receive, for the duration of his/her lifetime, a withdrawal Benefit provided the following 4 conditions are satisfied:
•	you added the Spousal Benefit at the time that you activated the Rider;
•	the Spouse as of the Rider Effective Date remains the Spouse of the Insured through the death of the Insured;
•	no Death Benefit becomes payable under the Contract; and
•	the Spouse is the sole Beneficiary and elects to become the successor owner of the Contract.
The Spouse’s right to a withdrawal Benefit will continue until his/her death or the termination of the Rider, whichever is first.
If the Spousal Benefit is in effect, the Benefit Percentage is determined based on the age of the Insured or the age of the Spouse, whichever is less, on the Benefit Start Date as set out below.

Age of Younger of Insured or Spouse on
Benefit Start Date	Benefit Percentage

At least age 55 but under age 60	4.0%
Age 60 or older	5.0%

Currently, the additional annual charge for the Spousal Benefit is 0.15% of the Benefit Base Amount. After the Rider including the Spousal Benefit is activated, the annual Rider charge rate will never exceed 1.20% of the Benefit Base Amount.
If during the life of the Insured the marriage terminates due to divorce, dissolution or annulment, or death of the Spouse, the Spousal Benefit will end. We will stop the associated Rider charge when we receive evidence of the termination of the marriage that is satisfactory to us. Once the Spousal Benefit has ended, it may not be re-elected or added to cover a subsequent spouse.
Impact on Outstanding Loans
As a general rule, you must transfer your Account Value to one or more Designated Subaccounts before the Rider Effective Date. We will make an exception with respect to collateral for Contract loans outstanding before the Benefit Start Date. The following table describes the special transfer rules applicable to collateral for Contract loans.

Time/Period	Transfer Rule

At the time of activation	You are not required to transfer the portion of your Fixed Account value that is then needed as collateral for a Contract loan.

From time to time after activation and before the Benefit Start Date	We may require you to transfer the portion of your Fixed Account value that is no longer needed as collateral for a Contract loan. You must make this transfer within 30 days of our written notice to you of this requirement, or all rights under the Rider will terminate.

On or before the Benefit Start Date	You must pay off the Contract loan and transfer the portion of your Fixed Account value that is no longer needed as collateral. If you do not pay off the Contract loan and make the required transfer, all rights under the Rider will terminate.
Termination of the Rider
All rights under the Rider will terminate at the time indicated if any of the following events occurs:
•	upon your Written Request to decline or terminate the Rider;

•	at any time that the Insured transfers or assigns an ownership interest in the Contract;

•	if you or a joint owner of the Contract is not a human being, at any time that the Insured is no longer named as an Annuitant under the Contract;

•	upon a failure to transfer funds to a Designated Subaccount before the Rider Effective Date;

•	upon a transfer of funds within the Contract after the Rider Effective Date to an investment option that is not a Designated Subaccount, except to the limited extent required for collateral for a loan;

•	upon an Excess Withdrawal from the Contract that reduces the Benefit Base Amount below $1,250;

•	upon the surrender or annuitization of the Contract;

•	upon a death that would give rise to a Death Benefit under the Contract, unless the Spouse is the sole Beneficiary and elects to become the successor owner of the Contract;

•	upon the death of the Insured before the Benefit Start Date; or

•	upon the complete payment of all Benefits under the Rider.
Declining the Rider
You may decline the Rider at any time by Written Request.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT
Guaranteed Minimum Withdrawal Benefit

✓	Benefit	A guaranteed withdrawal benefit that is available under the Benefits section of the Rider.

✓	Benefit Base Amount	The amount on which Rider charges and Benefit payments are based.

✓	Benefit Start Date	The first day that a Benefit under the Rider is to be paid.

✓	Benefit Year	A 12 month period beginning on the Benefit Start Date or on an anniversary of the Benefit Start Date.

✓	Excess Withdrawal	(1) A withdrawal from the Contract after the Rider Effective Date and before the Benefit Start Date, or (2) a withdrawal from the Contract on or after the Benefit Start Date to the extent that the withdrawal exceeds the Benefit amount that is available on the date of payment. A withdrawal to pay Rider charges is never considered an Excess Withdrawal.

✓	Designated Subaccount	Each Subaccount that we designate from time to time to hold Contract values on which Benefits may be based.

✓	Rider Anniversary	The date in each year that is the annual anniversary of the Rider Effective Date.

✓	Rider Effective Date	The Contract Effective Date or Contract Anniversary on which the Rider is activated.

✓	Rider Year	Each 12 month period that begins on the Rider Effective Date or a Rider Anniversary.
Introduction
We offer a Guaranteed Minimum Withdrawal Benefit through a rider (the “Rider”) to this Contract. If you choose to activate the Rider, it will provide a minimum withdrawal Benefit, up to a certain amount each Benefit Year, even after the Contract value is zero.
You cannot activate the Rider if the Contract is a tax-qualified contract and, on the Rider Effective Date, you will be 81 years old or older (or the Annuitant will be 81 years old or older if the Contract is owned by a plan sponsor or trustee). You cannot activate the Rider if the Contract is a non-tax-qualified contract and, on the Rider Effective Date, you or the joint owner, if any, will be 86 years old or older (or the Annuitant will be 86 years old or older if you or a joint owner is not a human being). You cannot activate the Rider if the Guaranteed Lifetime Withdrawal Benefit Rider is in effect. You cannot activate the Rider if in the future we are no longer issuing the Rider with any new annuity contracts and we prohibit further activations on a nondiscriminatory basis. We will notify you if we take this action.
Once the Rider is activated, you may not participate in the dollar cost averaging program otherwise available under the Contract.
➢	The Rider may not be available in all states and may not be available with Contracts issued before September 7, 2007. If your Contract was issued in connection with an employer plan, the availability of the Rider may be restricted. For additional information about the availability of the Rider, contact us at our Administrative Office, P.O. Box 5423, Cincinnati OH 45201-5423, 1-800-789-6771.
Rider Charge
In exchange for the ability to receive minimum withdrawal Benefits, we will assess an annual charge not to exceed 1% of the current Benefit Base Amount. Currently, the charge is 0.40% of the current Benefit Base Amount. After the Rider is activated, the charge for your Rider will not change except under the circumstances described in “Reset Opportunities” below.

We will assess the Rider charge on each Rider Anniversary. We will also assess a prorated charge upon surrender of the Contract or termination of the Rider. We will take the Rider charge by withdrawing amounts proportionally from each Designated Subaccount (as discussed below) to which you have allocated your Account Value at the time the charge is taken.
Designated Subaccounts
Before the Rider Effective Date, you must transfer your Account Value to one or more Designated Subaccount(s) that you select. The required transfers must be made by Written Request. If you do not make the required transfers, we will reject your request to activate the Rider.
➢	Please review the explanation of a Written Request in the Definitions section of this prospectus.
The Designated Subaccounts are listed below.
Ibbotson Balanced ETF Asset Allocation Portfolio-Class II
Ibbotson Conservative ETF Asset Allocation Portfolio-Class II
Ibbotson Growth ETF Asset Allocation Portfolio-Class II
Ibbotson Income and Growth ETF Asset Allocation Portfolio-Class II
➢	Additional information about the Designated Subaccounts is located in The Portfolios section and Appendix B of this prospectus.
Following the Rider Effective Date, you may reallocate your Account Value among the Designated Subaccounts in accordance with the Transfer provisions of the Contract.
Impact of the Rider on the Contract
Following the Rider Effective Date, we may decline to accept Purchase Payments to the Contract in excess of $50,000 per Contract Year. Before or after the Rider Effective Date, we may decline to accept any additional Purchase Payments to the Contract if we are no longer issuing annuity contracts with the Rider unless you decline or terminate the Rider. In this case, we will notify you that you must decline or terminate the Rider before we will accept any additional Purchase Payments to the Contract. If the Contract allows loans, all rights under the Rider will terminate if you fail to pay off all loans by the Benefit Start Date, and no new loans may be taken after the Benefit Start Date.
Benefit Base Amount
The amount of the Benefit payments that will be available to you under the Rider depends on the Benefit Base Amount.
Unless you elect to reset, the Base Benefit Amount is equal to the Account Value on the Rider Effective Date, less adjustments for any Excess Withdrawals since the Rider Effective Date. On or after the most recent Rider Anniversary for which you elect to reset, as described under “Reset Opportunities” below, the Benefit Base Amount will be equal to your Account Value as of that Rider Anniversary, less adjustments for any Excess Withdrawals since that Rider Anniversary.
No reset may be elected after the Benefit Start Date. The Benefit Base Amount is reduced by the same percentage as the percentage reduction in your Account Value due to the Excess Withdrawal.
Minimum Withdrawals
Anytime after the Rider Effective Date, you may begin taking the minimum withdrawal Benefit.
The Benefit amount that may be withdrawn during each Benefit Year is equal to 5% of the current Benefit Base Amount.
Although withdrawals up to the Benefit amount do not reduce the Benefit Base Amount, they do reduce the total Benefits that remain to be paid under the Rider. They also reduce Contract values, the Death Benefit, and the amount available for annuitization. We will make withdrawals proportionally from the Designated Subaccounts as of the date the Benefit payment is made.

At a minimum, the Benefit amount at any point during a Benefit Year will never be less than the Internal Revenue Code “required minimum distribution” for the calendar year that ends with or within the Benefit Year. For this purpose, we will compute the required minimum distribution based on the values of the Contract without considering any other annuity or tax-qualified account. The required minimum distribution will be reduced by all prior withdrawals or Benefit payments from the Contract made in the applicable calendar year. In calculating the required minimum distribution for this purpose, we may choose to disregard changes in the federal tax law that are made after the issue date of the Rider shown on the Rider specifications page if such changes would increase the required minimum distribution. We will notify you if we make this choice. If we choose to disregard changes in federal tax law that would increase the required minimum distribution, then you will need to satisfy this increase either from another annuity or tax-qualified account or by taking an Excess Withdrawal from the Contract.
Purchase Payments that we receive after the Benefit Start Date will not increase the Benefit Base Amount. An Excess Withdrawal that reduces the Benefit Base Amount below $1,250 will result in termination of the Rider.
Duration of Benefits
Your right to take a withdrawal Benefit will continue until the total Benefit payments equal the current Benefit Base Amount. This is not a fixed period. The right to take a withdrawal Benefit will end before the total Benefit payments equal the current Benefit Base Amount if you annuitize the Contract, a death benefit becomes payable under the Contract, or any other event occurs that terminates the Rider.
Your right to take a withdrawal Benefit will last for 20 years if all of the following conditions are met: (1) each year you take a withdrawal Benefit exactly equal to 5% of the Benefit Base Amount, (2) you do not take a withdrawal Benefit of more than 5% of the Benefit Base Amount because of a required minimum distribution, (3) you take no Excess Withdrawals on or after the Benefit Start Date, and (4) the Rider does not terminate. If in any year you take a withdrawal Benefit of less than 5% of the Benefit Base Amount, your right to take a withdrawal Benefit may last for more than 20 years. If you take a withdrawal Benefit of more then 5% of the Benefit Base Amount because of a required minimum distribution, or if you take an Excess Withdrawal on or after the Benefit Start Date, your right to take a withdrawal Benefit may last for fewer than 20 years.

Example of Impact of Excess Withdrawal on Benefits
This example is intended to help you understand how an Excess Withdrawal impacts the minimum withdrawal Benefit.
Assume that, on your Benefit Start Date, your Benefit Base Amount is $125,000, your Benefit Percentage is 5%, and the required minimum distribution rules do not require a greater Benefit. These assumptions produce a minimum withdrawal Benefit of $6,250 ($125,000 x 5% = $6,250) per Benefit Year.
Now assume that, in the first and second Benefit Years, you withdraw the $6,250 Benefit and, in the third Benefit year when your current Account Value is $115,000, you withdraw $20,000 from the Contract, leaving you with an Account Value of $95,000.
Step One: Calculate the Excess Withdrawal.

Total withdrawals for the Benefit Year	$20,000
Benefit amount for the Benefit Year	– 6,250

Excess Withdrawal	$13,750
Step Two: Calculate the Account Value immediately before the Excess Withdrawal.

Account Value before withdrawal	$115,000
Benefit amount for the Benefit Year	– 6,250

Account Value before Excess Withdrawal	$108,750
Step Three: Calculate the proportional reduction for the Excess Withdrawal.

1 –	$95,000	Account Value immediately after the $20,000 withdrawal	= 12.6437%	Percentage Reduction

	$108,750	Account Value immediately before the Excess Withdrawal

$125,000	Base Benefit Amount	x 12.6437%	Percentage Reduction	= $15,805	Proportional Reduction
Step Four: Calculate the reduced Base Benefit Amount.

Base Benefit Amount	$125,000
Less proportional reduction for Excess Withdrawals	– 15,805

Base Benefit Amount reduced for Excess Withdrawals	$109,195
Step Five: Determine the new minimum withdrawal Benefit and Benefits remaining.

Base Benefit Amount after reduction	$109,195
Benefit Percentage	x 5%

New lifetime withdrawal Benefit amount	$5,460

Base Benefit Amount after reduction	$109,195
Less Benefits for first three Benefit Years	– 18,750

Benefits remaining	$90,445
Impact of Rider Benefit Payments and Charges
Withdrawals made from the Contract to pay Benefits or to pay charges for the Rider will be subject to all of the terms and conditions of the Contract, except as explained below:
•	the amount need not meet the minimum amount for a withdrawal that is otherwise required;
•	the amount withdrawn may reduce your Account Value below the minimum amount that is otherwise required;
•	we will not terminate the Contract if the amount withdrawn reduces your Account Value below the minimum amount that is otherwise required; and
•	the amount withdrawn may completely exhaust your Account Value.

Reset Opportunities
On each Rider Anniversary before the Benefit Start Date and on the Benefit Start Date, you will have the opportunity to reset the Benefit Base Amount equal to your Account Value as of that Rider Anniversary or the Benefit Start Date, whichever is applicable. If you elect to reset the Benefit Base Amount and the then current charge for new issues of this Rider is higher than the charge that we are then assessing for your Rider, the reset will trigger an increase in the Rider charge. The increase in the Rider charge will be effective for the next Rider Year. To make a reset election, you must send us a Written Request and we must receive the Written Request before the Benefit Start Date and no later than 30 days after the “reset date” itself.
Generally it would be to your advantage to elect a reset on (1) any Rider Anniversary when your Account Value is higher than the Benefit Base Amount on that Rider Anniversary, and (2) on the Benefit Start Date if your Account Value on the Benefit Start Date is higher than the Benefit Base Amount on that date. However, if you elect a reset, we may increase the Rider charges to the level that applies to new Contracts at that time.
At any time before the Benefit Start Date, you may choose to automatically reset the Benefit Base Amount equal to your Account Value, if higher, on each Rider Anniversary. An automatic reset election must be made by Written Request and will take effect on the next Rider Anniversary. If an automatic reset triggers an increase in the Rider charge, we will send you a notice of the new Rider charge and provide you with the opportunity to opt-out of the reset that triggered the increase. To make an opt-out election, you must send us a Written Request and we must receive the Written Request no later than 30 days from the date of the notice. An opt-out election will end your participation in the automatic reset program. You may voluntarily terminate your participation in the automatic reset program at any time by Written Request.
Impact on Outstanding Loans
As a general rule, you must transfer your Account Value to one or more Designated Subaccounts before the Rider Effective Date. We will make an exception with respect to collateral for Contract loans outstanding before the Benefit Start Date. The following table describes the special transfer rules applicable to collateral for Contract loans.

Time/Period	Transfer Rule

At the time of activation	You are not required to transfer the portion of your Fixed Account value that is then needed as collateral for a Contract loan.

From time to time after activation and before the Benefit Start Date	We may require you to transfer the portion of your Fixed Account value that is no longer needed as collateral for a Contract loan. You must make this transfer within 30 days of our written notice to you of this requirement, or all rights under this Rider will terminate.

On or before the Benefit Start Date	You must pay off the Contract loan and transfer the portion of your Fixed Account value that is no longer needed as collateral. If you do not pay off the Contract loan and make the required transfer, all rights under the Rider will terminate.
Termination of the Rider
All rights under the Rider will terminate at the time indicated if any of the following events occurs:
•	upon your Written Request to decline or terminate the Rider;

•	upon a failure to transfer funds to a Designated Subaccount before the Rider Effective Date;

•	upon a transfer of funds within the Contract after the Rider Effective Date to an investment option that is not a Designated Subaccount, except to the limited extent required for collateral for a loan;

•	upon an Excess Withdrawal from the Contract that reduces the Benefit Base Amount below $1,250;

•	upon the surrender or annuitization of the Contract;

•	upon a death that would give rise to a Death Benefit under the Contract, unless the Spouse is the sole Beneficiary and elects to become the successor owner of the Contract;

•	upon the death of the Insured before the Benefit Start Date; or

•	upon the complete payment of all Benefits under the Rider.
Declining the Rider
You may decline the Rider at any time by Written Request.

CONTRACT LOANS
We may make loans to Owners of certain Tax Qualified Contracts. If loans are available under a Tax Qualified Contract, loan provisions are described in the loan endorsement to the Contract.
We will charge interest on these loans. The maximum rate of interest that we will charge will be 8% or such other higher rate than may be required by the plan administrator or an employer retirement plan that controls the Contract. These loans will be secured with an interest in the Contract. The collateral for the loan will be moved from the designated Subaccounts to the Fixed Accumulation Account option and will earn a fixed rate of interest applicable to loan collateral. The minimum rate of interest that we will credit to loan collateral is 1% or any higher Fixed Account guaranteed interest rate stated in your Contract. The difference between the amount of interest we charge on a loan and the amount of interest we credit to loan collateral is called the “loan interest spread.” The current “loan interest spread” is 3%.
Loan amounts and repayment requirements are subject to provisions of the Internal Revenue Code. A default on a loan will result in a taxable event. You should consult a tax advisor before exercising loan privileges.
A loan, whether or not repaid, will have a permanent effect on the Account Value of a Contract because the collateral cannot be allocated to the Subaccounts or Fixed Account One-Year Guarantee Period option. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the interest rate being credited on collateral while the loan is outstanding, the Account Value will not increase as rapidly as it would have increased if no loan were outstanding. If investment results are below that interest rate, the Account Value will be higher than it would have been if no loan had been outstanding.

TERMINATION
We reserve the right to terminate any Contract at any time that the Account Value is less than $500. We will not terminate a Contract if Benefit payments under the Guaranteed Lifetime Withdrawal Benefit Rider or the Guaranteed Minimum Withdrawal Benefit Rider reduce the Account Value below $500. If we terminate the Contract, we will pay you the Account Value less any fees and charges, loans, and applicable premium tax or other taxes not previously deducted.
A group Contract may be terminated on 60 days advance notice, in which case participants will be entitled to continue their interests on a deferred, paid-up basis, subject to our termination right as described above.

OTHER INFORMATION
Reports and Confirmations
At least once each Contract Year, we will mail reports of the Contract’s Account Value and any other information required by law to you. We will not send these reports after the Commencement Date or a full surrender of the Contract, whichever is first.
We will confirm receipt of any Purchase Payments made after the initial Purchase Payment in quarterly statements of account activity.
Householding
If you and other Owners at a shared address consented to receive only one copy of each prospectus, annual report, or other required document per household (“householding”), you may revoke your consent at any time. Please contact us at 1-800-789-6771 or www.gafri.com if you wish to receive separate documents.
If you are currently receiving multiple copies of required documents, you may contact us at 1-800-789-6771 or www.gafri.com for additional information about householding.
Electronic Delivery of Required Documents
If you wish to receive prospectuses, SAIs, annual reports, and other required documents only in electronic form, you must give your consent to electronic delivery. You may revoke this consent at any time. Please contact us at 1-800-789-6771 or www.gafri.com for additional information about electronic delivery of documents.
Voting of Portfolio Shares
To the extent required by law, we will vote all Portfolio shares held in the Separate Account at regular and special shareholder meetings of the respective Portfolios. The Portfolios are not required to hold annual or other regular meetings of shareholders.
Before the Commencement Date, we will vote Portfolio shares according to instructions of Owners, unless we are permitted to vote shares in our own right. We will solicit voting instructions in accordance with procedures established by the respective Portfolios. Each person or entity having a voting interest in a Subaccount will receive proxy material, reports and other material relating to the appropriate Portfolio.
We will calculate the number of votes for which you may provide voting instructions separately for each Subaccount. We will determine the number by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. We will determine your percentage interest and the total number of votes as of the record date established by that Portfolio for voting purposes.
We will also vote or abstain from voting shares for which we receive no timely instructions and shares we hold as to which Owners have no beneficial interest (including shares held by us as reserves for benefit payments*). We will vote or abstain from voting such shares in proportion to the voting instructions we receive from Owners of all Contracts participating in the Subaccount. Because we will use this proportional method of voting, a small number of Owners may determine the manner in which we will vote Portfolio shares for which we solicit voting instructions but receive no timely instructions.

*	Neither the Owner nor payee has any interest in the Separate Account after the Commencement Date. Benefit Units are merely a measure of the amount of the benefit payments we are obligated to pay on each payment date.

ANNUITY BENEFIT
Annuity Benefit

✓	Annuity Benefit	The payments that may be made under the Annuity Benefit section of the Contract.

✓	Annuity Benefit Amount	The Account Value, reduced by any fees and charges, loans, and applicable premium tax or other taxes not previously deducted, will be used to provide Annuity Benefit payments under the Contract.

✓	Annuity Commencement Date	The first day of the first payment interval for which an Annuity Benefit payment is to be made.
When the Contract is annuitized, we promise to pay a stream of Annuity Benefit payments for the duration of the settlement option selected. Upon annuitization, the Account Value is no longer available to you. Annuity Benefit payments are based on the Account Value. Annuity Benefit payments may be calculated and paid as variable dollar payments, fixed dollar payments, or a combination of both The stream of payments, whether variable dollar or fixed dollar, is an obligation of our general account. However, we guarantee only the amount of fixed dollar payments. You (or the applicable payee) bear the risk that any variable dollar payment may be less than the initial variable dollar payment or that it may decline to zero, if Benefit Unit Values for that payment decrease sufficiently.
Annuity Commencement Date
The Annuity Commencement Date is set out on the Contract specification page. You may change the Annuity Commencement Date by Written Request. We must receive the Written Request at least 30 days before the date that the Annuity Benefit payments are scheduled to begin.
➢	Please review the explanation of a Written Request in the Definitions section of this prospectus.
You should consider the following rules when designating the Annuity Commencement Date.

Tax Qualified Contract	Non Tax Qualified Contract

The Annuity Commencement Date generally must be no later than the Contract Anniversary following your 70th birthday. The Annuity Commencement Date can be later only if we agree.	The Annuity Commencement Date generally must be no later than (1) the Contract Anniversary following the 85th birthday of the elder of you or any joint owner or (2) five years after the effective date of the Contract, whichever is later. The Annuity Commencement Date can be later only if we agree

Form of Annuity Benefit
You may elect to have Annuity Benefit payments made pursuant to any form of settlement option that is currently available. The standard forms of settlement options are described in the Settlement Options section of this prospectus. You may request fixed dollar payments, variable dollar payments, or a combination of both.
You may elect a settlement option or change your election by Written Request. The election or any change in your election must be made before the Annuity Commencement Date. We must receive your Written Request at least 30 days before the Annuity Commencement Date.
If you have not made an election as to the form of settlement option, we will attempt to contact you to ascertain the form of settlement option to be used. If you do not select a settlement option, Annuity Benefit payments will be made annually under the terms of Settlement Option B with a fixed period of 10 years, as described in the Settlement Options section of this prospectus. In addition, the form of the Annuity Benefit payments (fixed dollar payments, variable dollar payments, or a combination of both) will reflect the allocation of your Account Value as of the end of the Valuation Period that precedes the Annuity Commencement Date.

1998 Version	If you do not select a settlement option, Annuity Benefit payments will be fixed dollar payments made monthly under the terms of Settlement Option B for a period of 10 years.
If this Contract is a Tax Qualified Contract, an election of a settlement option is subject to restrictions stated in the tax qualification endorsement. If this Contract is not a tax qualified contract, then an election of a settlement option is subject to the distribution rules set forth in the Contract.
➢	Additional information about fixed dollar payments and variable dollar payments is included in the Calculation of Benefit Payments section of this prospectus.
Person Who Receives Annuity Benefit Payments
Annuity Benefit payments generally will be made to the Annuitant as payee. There are 2 exceptions to this general rule.
•	If you are not the Annuitant, you can elect to have the Annuity Benefit payments made to yourself as payee.
•	Annuity Benefit payments may be paid as a transfer or rollover to, or as a tax-free exchange for, an annuity or tax-qualified account as permitted by federal tax law.
Annuity Benefit payments that are still payable after the death of the payee will be made to the applicable contingent payee or, if there is no designated or surviving contingent payee, the estate of the last payee who received payments.
For group contracts, Annuity Benefit payments will be made to the Participant as payee. Any Annuity Benefit amounts remaining payable on his or her death will be paid to the contingent payee designated by the Participant by Written Request. We may reject the naming of a non-natural payee. The Participant will be the person on whose life any Annuity Benefit payments are based.
➢	Please review the explanation of a Written Request in the Definitions section of this prospectus.

DEATH BENEFIT
Death Benefit

✓	Beneficiary	The person entitled to receive any Death Benefit under this Contract. More information about the Beneficiary is included in the Contract section of the prospectus .

✓	Death Benefit	The benefit described in the Death Benefit section of the Contract.

✓	Death Benefit Commencement Date	(1) The first day of the first payment interval for a Death Benefit that is paid as periodic payments or (2) the date of payment for a Death Benefit that is paid as a lump sum.

✓	Death Benefit Valuation Date	The earlier of (1) the date that we have received both Due Proof of Death and a Written Request with instructions as to the form of the Death Benefit and (2) the Death Benefit Commencement Date.

✓	Due Proof of Death	A certified copy of a death certificate or a certified copy of a decree made by a court of competent jurisdiction as to the finding of death. We will also accept other proof that is satisfactory to us.
➢	Please review the explanation of a Written Request in the Definitions section of this prospectus.
A Death Benefit will be paid under this Contract if you or a joint owner dies before the Annuity Commencement Date and before the Contract is surrendered.
A Death Benefit will also be paid under the following circumstances.
•	You or a joint owner is a non-natural person and the Annuitant dies before the Annuity Commencement Date and before the Contract is surrendered.
•	The Contract is a Tax Qualified Contract and the Annuitant dies before the Annuity Commencement Date and before the Contract is surrendered.
If your surviving spouse becomes a successor owner of the Contract, no Death Benefit will be paid on your death.
Only one Death Benefit will be paid under the Contract. No Death Benefit will be paid until we receive Due Proof of Death. If a Death Benefit becomes payable, it will be in lieu of all other benefits under the Contract and all other rights under this Contract will be terminated.
Death Benefit Amount
The amount of the Death Benefit will be based on the greater of (1) the Account Value on the Death Benefit Valuation Date and (2) the total of all Purchase Payments, reduced proportionally for any withdrawals. Any reduction in the Purchase Payments that we make to reflect withdrawals will be made in the same percentage as the percentage reduction in your Account Value on the date of the withdrawal.

Example of Determination of Death Benefit Amount
This example is intended to help you understand how a withdrawal impacts the Death Benefit amount.
Assuming your total Purchase Payments equal $100,000, your Account Value is $90,000, you withdraw $10,000 from the Contract, and you are left with an Account Value of $80,000.
Step One: Calculate the proportional reduction.

1 –	$80,000	Account Value immediately after withdrawal	= 11.1111%	Percentage Reduction

	$90,000	Account Value immediately before withdrawal

$100,000	Purchase Payments	x 11.1111%	Percentage Reduction	= $11,111	Proportional Reduction
Step Two: Calculate the reduced Purchase Payment amount.

Purchase Payments	$100,000
Less proportional reduction for withdrawals	– 11,111

Purchase Payments reduced for withdrawals	$88,889
Step Three: Determine the Death Benefit amount.
Immediately after the withdrawal, the reduced Purchase Payments of $88,889 is greater than the Account Value of $80,000, so the Death Benefit amount would be $88,889.

1998 Version	The Death Benefit will be an amount equal to the greater of (1) the Account Value as of the Death Benefit Valuation Date and (2) 100% of the Purchase Payment(s) received by us, less any amounts returned to you.
The death benefit amount will be reduced by any applicable premium tax or other taxes not previously deducted and by any outstanding loans.
Death Benefit Commencement Date
The Beneficiary may designate the Death Benefit Commencement Date by Written Request. The Written Request must be made within one year of the death of the applicable person. If no designation is made, then the Death Benefit Commencement Date will be one year after the death.
➢	Please review the explanation of a Written Request in the Definitions section of this prospectus.
Allocations and Transfers of Death Benefit Amount
On the Death Benefit Valuation Date, we will allocate the Death Benefit amount among the Subaccounts and the Fixed Account options. This allocation will be made in the same proportion as the value of each option bears to the total Account Value as of the end of the Valuation Period immediately before that date. After this allocation, the amount of the Death Benefit to be paid will be based on the Account Value.
Between the Death Benefit Valuation Date and the Death Benefit Commencement Date, the Beneficiary may transfer funds among the Subaccounts and the Fixed Account options. These transfers are subject to the limitations described in the Transfers section and Appendix C of this prospectus.

Form of Death Benefit
You may elect to have Death Benefit payments made in one lump sum or pursuant to any form of settlement option that is currently available. The standard forms of settlement options are described in the Settlement Options section of this prospectus. You may request fixed dollar payments, variable dollar payments, or a combination of both. There is no additional charge associated with the form of Death Benefit election.
The election must be made before your death. You may change the election at any time before your death. The election or any change in the election must be made by Written Request.
If you do not make any election, the Beneficiary may make that election after your death and before the Death Benefit Commencement Date. A Beneficiary may change the Beneficiary’s own election by Written Request. We must receive the Written Request at least 30 days before the Death Benefit Commencement Date.
If neither you nor the Beneficiary has made an election, Death Benefit payments will be made annually under the terms of Settlement Option A with a fixed period of 4 years, as described in the Settlement Options section of this prospectus. In addition, the form of the Death Benefit payments (fixed dollar payments, variable dollar payments, or a combination of both) will reflect the allocation of your Account Value as of the end of the Valuation Period that precedes the Death Benefit Commencement Date.

1998 Version	If you do not select a settlement option, Death Benefit payments will be fixed dollar payments made monthly under the terms of Settlement Option A for a period of 4 years.
➢	Additional information about fixed dollar payments and variable dollar payments is included in the Calculation of Benefit Payments section of this prospectus.
The Beneficiary generally will be the person on whose life any Death Benefit payments under a settlement option will be based. If the Beneficiary is a non-natural person, the Beneficiary may elect to have payments under a life option based on the life of a person to whom the Beneficiary is obligated. This election must be made by Written Request before the Death Benefit Commencement Date.
➢	Please review the explanation of a Written Request in the Definitions section of this prospectus.
If this Contract is a Tax-Qualified Contract, an election of a settlement option is subject to restrictions stated in the tax qualification endorsement. If this Contract is not a tax-qualified contract, then an election of a settlement option is subject to the distribution rules set forth in the Contract.
Application of a Death Benefit to a Settlement Option
When a Death Benefit is applied to a settlement option, we promise to pay a stream of benefit payments for the duration of the settlement option selected. Benefit payments are based on the Account Value. Benefit payments may be calculated and paid as variable dollar payments, fixed dollar payments, or a combination of both. The stream of payments, whether variable dollar or fixed dollar, is an obligation of our general account. However, we guarantee only the amount of fixed dollar payments. The Beneficiary (or the applicable payee) bears the risk that any variable dollar payment may be less than the initial variable dollar payment, or that it may decline to zero, if Benefit Unit Values for that payment decrease sufficiently.

Person Who Receives Death Benefit Payments
Death Benefit payments generally will be made to the Beneficiary as payee. There are 2 exceptions to this general rule.
•	If the Beneficiary is a non-natural person, the Beneficiary may elect to have Death Benefit payments made to a payee to whom the Beneficiary is obligated to make corresponding payments.

•	Death Benefit payments may be paid as a transfer or rollover to, or as a tax-free exchange for, an annuity or tax-qualified account as permitted by federal tax law.
Death Benefit payments that are still payable after the death of the payee will be made to the applicable contingent payee or, if there is no designated or surviving contingent payee, the estate of the last payee who received payments.
Step Up in Account Value for Successor Owner
If your spouse becomes the successor owner of the Contract, the Account Value may be increased. There is no additional charge associated with this feature.
•	The Account Value will be increased to equal the amount of the Death Benefit that would have been payable if your spouse had not become the successor owner.

•	If the Death Benefit that would have been payable is equal to the Account Value on the applicable date, the Account Value will not be increased.
If the Account Value is increased under this provision, we will add the amount of the increase to the Fixed Accumulation Account.
Any increase under this provision will occur as of the date that would have been the Death Benefit Valuation Date. The date that would have been the Death Benefit Valuation Date will be the later of (1) the date that we receive Due Proof of Death or (2) the date we receive the successor owner election. This date will never be later than one year after the date of your death.

SETTLEMENT OPTIONS
Settlement Options
We will make periodic payments under the standard forms of settlement options described below. More than one settlement option may be elected if the requirements for each settlement option elected are satisfied.
We will make periodic payments in any other form of settlement option that is acceptable to us at the time of any election. All elected settlement options must comply with pertinent laws and regulations. Once payment begins under a settlement option that is contingent on the life of a specified person or persons, the settlement option may not be changed or commuted (i.e., redeemed at present value). Other settlement options may be commuted on a basis acceptable to you and us at the time of the commutation request.

Option	Description

Option A Income for a Fixed Period	We will make periodic payments for a fixed period of 5 to 30 years. (Payment intervals of 1 to 4 years are available for Death Benefit settlement options only.)

Option B Life Annuity with Payments for a Fixed Period	We will make periodic payments for at least a fixed period. If the person on whose life benefit payments are based lives longer than the fixed period, then we will make payments until his or her death.

Option C Joint and One-Half Survivor Annuity	We will make periodic payments until the death of the primary person on whose life benefit payments are based. After the death of the primary person, we will make one-half of the periodic payment until the death of the secondary person on whose life benefit payments are based.
The Annuity 2000 Mortality Table for blended lives (60% female/40% male) with interest at 1% per year, compounded annually, is used to compute all guaranteed settlement option factors, values, and benefits under the Contract.

1998 Version	The 1983 Individual Annuity Mortality Table with interest at 3% per year, compounded annually, is used to compute all guaranteed settlement option factors, values, and benefits under the Contract.
Payments under Settlement Options
Payments under any settlement option may be in fixed dollar payments, variable dollar payments, or a combination of both.
➢	Additional information about fixed dollar payments and variable dollar payments is included in the Calculation of Benefit Payments section of this prospectus.
Payments under any settlement option may be in monthly, quarterly, semi-annual or annual payment intervals. The first payment will be paid as of the last day of the initial payment interval. If the amount of any regular payment under the form of settlement option elected would be less than $50, an alternative form of settlement option will have to be elected. In our discretion, we may require benefit payments to be made by direct deposit or wire transfer to the account of a designated payee.
If payment under a settlement option depends on whether a specified person is still alive, we may at any time require proof that the person is still living. We will require proof of the age of any person on whose life payments are based. If more than one person is the payee under a settlement option, we will make payments to the payees jointly. No more than 2 persons may be initial payees under Option C.
We may modify minimum amounts, payment intervals and other terms and conditions at any time without prior notice to you. If we change the minimum amounts, we may change any current or future payment amounts and/or payment intervals to conform with the change.

Considerations in Selecting a Settlement Option and Payment Forms
Periodic payments under a settlement option are affected by various factors, including the length of the payment period, the life expectancy of the person on whose life benefit payments are based, the frequency of the payment interval (monthly, quarterly, semi-annual or annual), and the payment form selected (fixed dollar or variable dollar).
•	Generally, the longer the period over which payments are made or the more frequently the payments are made, the lower the amount of each payment because more payments will be made.

•	For life contingent settlement options (Option B and Option C), the longer the life expectancy of the Annuitant or Beneficiary, the lower the amount of each payment because more payments are expected to be paid.

•	Fixed dollar payments will remain level for the duration of the payment period.

•	The actual amount of each variable dollar payment may vary from payment to payment regardless of the duration of the payment period. The actual amount of each variable dollar payment will reflect the investment performance of the Subaccount(s) selected. The assumed daily investment factor, which is based on a net investment rate of 1% per year, compounded annually, (3% per year, compounded annually, for the 1998 version of the Contract) also affects the amount by which variable dollar payments increase or decrease.

➢	Additional information about fixed dollar payments, variable dollar payments, and the assumed daily investment factor is included in the Calculation of Benefit Payments and Glossary of Financial Terms sections of this prospectus.

THE CONTRACTS
Each Contract is an agreement between you and us. Values, benefits and charges are calculated separately for each Contract. In the case of a group Contract, the agreement is between us and the group owner. An individual participant under a group Contract will receive a certificate of participation, which is evidence of the participant’s interest in the group Contract. A certificate of participation is not a Contract. Values, benefits and charges are calculated separately for each certificate issued under a Contract. The description of Contract provisions in this prospectus applies to the interests of certificate Owners, except where otherwise noted.
Because we are subject to the insurance laws and regulations of all the jurisdictions where we are licensed to operate, the availability of certain Contract rights and provisions in a given state may depend on that state’s approval of the Contracts. Where required by state law or regulation, the Contracts will be modified accordingly.
Right to Cancel
If you are the Owner of an individual Contract, you may cancel it by returning it and giving us written notice of cancellation. You have until midnight of the 20th day following the day you receive the Contract. The Contract must be returned and the required notice must be given to us, or to the agent who sold it to you, in person or by mail. If sent by mail, the return of the Contract or the notice is effective on the date it is postmarked, with the proper address and with postage paid. If you cancel your individual Contract as set forth above, the Contract will be void and we will refund the Purchase Payments plus or minus any investment gains or losses under the Contract as of the end of the Valuation Period during which we receive the returned Contract.
Federal law or the law of the state where you live may vary your cancellation rights.
•	When required by state or federal law, we will refund the Purchase Payments without any investment gain or loss, during all or the applicable part of the right to cancel period.

•	When required by state or federal law, we will refund the Purchase Payments in full, without deducting any fees or charges, during the right to cancel period.

•	When required by state law, the right to cancel period may be longer than 20 days.

•	When required by state law, the right to cancel may apply to group Contracts.
During the right to cancel period, we reserve the right to allocate all Purchase Payments temporarily to the Fixed Accumulation Account or a money market Subaccount, at our discretion. If we exercise this right, we will reallocate your Account Value as of the end of the right to cancel period. When we make this reallocation, we will follow the allocation instructions that you provided with your initial Purchase Payment.

Ownership Provisions
Owner
The Owner is the person with authority to exercise all of the ownership rights under a Contract, such as making allocations among investment options, electing a settlement option, and designating the Annuitant, Beneficiary and payee. If you live in a community property state and have a spouse at any time while you own this Contract, the laws of that state may vary your ownership rights.
An Owner must ordinarily be a natural person, or a trust or other legal entity holding a Contract for the benefit of a natural person. If the Owner or a joint owner is a non-natural person, then the age of the eldest Annuitant will be treated as the age of the owner for all purposes under this Contract.
Successor Owner
In some cases, your spouse may succeed to the ownership of the Contract after your death. Specifically, if you die before the Annuity Commencement Date and your spouse is the surviving joint owner or sole surviving Beneficiary under the Contract, he or she will become the successor owner of the Contract if (1) you make that Written Request before your death or (2) after your death, your spouse makes that Written Request within one year of your death and before the Death Benefit Commencement Date. As successor owner, your spouse will then succeed to all rights of ownership under the Contact except the right to name another successor owner.

1998 Version	Your spouse may not succeed to the ownership of the Contract after your death unless the Contract was issued with an endorsement that permits your spouse to become the successor owner.
Joint Owners

Tax Qualified Contracts	For an individual Contract, no joint owner is permitted.

Non Tax Qualified Contracts	Two persons may jointly own the Contract. Each joint owner may exercise allocation and transfer rights independently. All other rights of ownership must be exercised by joint action.

A surviving joint owner who is not the spouse of a deceased owner may not become a successor owner, but will be deemed to be the Beneficiary of the Death Benefit that becomes payable on the death of the first owner to die, regardless of any Beneficiary designation.
Transfer of Ownership

Tax Qualified Contracts	You may not transfer, sell or in any way alienate your interest in the Contract except to the limited extent provided in the tax qualification endorsement.

Non Tax Qualified Contracts	You may transfer ownership at any time during your lifetime. A transfer must be made by Written Request. Except as otherwise elected or required by law, a transfer of ownership will not cancel a designation of an Annuitant or Beneficiary or a settlement option election. A transfer of ownership may have adverse tax consequences
Assignment

Tax Qualified Contracts	You may not pledge, charge, encumber, or in any way assign your interest in the Contract.

Non Tax Qualified Contracts	You may assign all or any part of your rights under this Contract except:

• the right to designate or change a Beneficiary

• the right to designate or change an Annuitant

• the right to transfer ownership and

• the right to elect a settlement option.

The person to whom rights are assigned is called an assignee. An assignment must be made by Written Request. We are not responsible for the validity of any assignment. If an assignment is allowed, the rights of an assignee, including the right to any payment under the Contact, come before the right of the Owner, Annuitant, Beneficiary, or other payee. An assignment may be ended only by the assignee or as provided by law.

Annuitant Provisions
The Annuitant is the natural person on whose life Annuity Benefit payments are based.
Annuitant

Tax Qualified Contracts	If this Contract is an individual contract, the Annuitant must be the Owner. If this Contract is a group contract, then the Annuitant is the designated participant in the group plan for whose benefit the Contract was purchased. The designation cannot be changed.

Non Tax Qualified Contracts	The Annuitant is the person or persons designated by you. If you do not designate an Annuitant or if no Annuitant designated by you is surviving, then the Annuitant will be each Owner who is a natural person.

• A designation may name 2 or more natural persons jointly as the Annuitant. On the death of a joint Annuitant, the survivor will become the sole Annuitant.

• A designation may name a contingent Annuitant. A contingent Annuitant will become the Annuitant only if there is no surviving primary Annuitant.

You generally may make or change a designation of Annuitant at any time before the Annuity Commencement Date. A designation of annuitant must be made by Written Request.

The designation of Annuitant may not be made or changed if the Owner or a joint owner is a trustee or a non-natural person. Except as otherwise elected or as required by law, a change of Annuitant will not cancel a designation of a Beneficiary or a settlement option election.
Beneficiary Provisions
The Beneficiary is the person entitled to receive any Death Benefit under this Contract.
If there is a joint owner and that joint owner survives you, then that joint owner is the Beneficiary regardless of any designation of Beneficiary made by you. If there is no joint owner who survives you, than the Beneficiary is the person or persons that you designate. If there is no joint Owner or Beneficiary designated by you who survives you, then your estate will be the Beneficiary.
If a Beneficiary dies within 30 days after your death, we will assume that he or she did not survive you for purposes of this Contract.
You may designate 2 or more persons jointly as the Beneficiary. Unless you state otherwise, joint Beneficiaries who survive you will be entitled to equal shares. You may also designate one or more persons as contingent Beneficiary. Unless you state otherwise, a contingent Beneficiary will be entitled to a benefit only if there is no primary Beneficiary who survives you.
Unless you have specified that a prior designation of Beneficiary is irrevocable, you may make or change a designation of Beneficiary at any time before the Annuity Commencement Date. A designation of Beneficiary must be made by Written Request. Except as otherwise elected or as required by law, a change of Beneficiary will not cancel a designation of an Annuitant or a settlement option election.
The Beneficiary will be the measuring life for life contingent Death Benefit payments (Option C).

Payees under the Contract
A payee is a person to whom benefits are paid under this Contract.
Payees

Tax Qualified Contracts	You are the Annuitant under the Contract and, as the Annuitant, you are the payee of the Annuity Benefit.

Non Tax Qualified Contracts	The Beneficiary is the payee of the Death Benefit. The Annuitant under the Contract is the payee of the Annuity Benefit. If you are not the Annuitant, you can elect to have the Annuity Benefit Payments made to you as payee. The Beneficiary is the payee of the Death Benefit.
Designation of Other Payees

Annuity Benefits	You may designate a contingent payee to receive Annuity Benefit payments that are still payable after the death of the payee.

If there is no such payee or contingent payee surviving, then we will make such payments to the person or person designated as contingent payee by the last payee who received payments.

Failing that, we will make such payments to the estate of the last payee who received payments.

Unless you have specified that a prior designation is irrevocable, you may change the payee or contingent payee at any time.

Death Benefits	You may designate a contingent payee to receive Death Benefit payments that are still payable after the death of the Beneficiary.

If there is no such payee or contingent payee surviving, then we will make such payments to the person or person designated as contingent payee by the Beneficiary.

Failing that, we will make such payments to the estate of the last payee who received payments.

A Beneficiary may not change a contingent payee designation made by you. A Beneficiary may make or change any other payee or contingent designation at any time.
A designation or change of payee or contingent payee must be made by Written Request. In any event, the Annuitant will be the person on whose life Annuity Benefits payments are based and the Beneficiary will be the person on whose life Death Benefit payments under a settlement option will be based. No change of payee or contingent payee at any time will change this.
Irrevocable naming of a Payee other than the Owner can have adverse tax consequences.

ANNUITY INVESTORS LIFE INSURANCE COMPANY®
The Company is a stock life insurance company incorporated under the laws of the State of Ohio in 1981. The Company is principally engaged in the sale of variable and fixed annuity policies. The administrative office of the Company is located at 525 Vine Street, Cincinnati, Ohio 45202.
The Company is a wholly owned subsidiary of Great American Life Insurance Company®, which is a wholly owned subsidiary of Great American Financial Resources®, Inc. (“GAFRI”), a publicly traded insurance holding company (NYSE: GFR). GAFRI is in turn indirectly controlled by American Financial Group, Inc., a publicly traded holding company (NYSE: AFG).
We may from time to time publish in advertisements, sales literature and reports to Owners the ratings and other information assigned to the Company by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s, and Fitch. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect A.M. Best Company’s opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Ratings of the Company do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
The obligations under the Contracts are obligations of the Company. The fixed benefits under this Contract are provided through the Fixed Account. The Fixed Account is part of our general account and its values are not dependent on the investment performance of the Subaccounts that make up the Separate Account. The variable benefits under this Contract are provided through the Separate Account, which is described below.
The Company and Great American Advisors® , Inc., the principal underwriter of the Contracts, are involved in various kinds of routine litigation that, in management’s judgment, are not of material importance to their assets or the Separate Account. There are no pending legal proceedings against the Separate Account.

THE SEPARATE ACCOUNT
We established the Separate Account on December 19, 1996, as an insurance company separate account under the laws of the State of Ohio pursuant to resolution of our Board of Directors. It is divided into Subaccounts that invest in corresponding Portfolios.
The assets of the Separate Account will be held for the exclusive benefit of Owners of, and the persons entitled to payment under, the Contracts offered by this prospectus and all other contracts issued by the Separate Account. The assets of the Separate Account are owned by the Company, but they are held separately from the other assets of the Company. Under Ohio law, the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the Company. Income, gains and losses incurred on the assets in the Separate Account, whether realized or not, are credited to or charged against the Separate Account, without regard to other income, gains or losses of the Company. Therefore, the performance of the Separate Account is entirely independent of the investment performance of our general account assets or any other separate account maintained by us.
We may operate the Separate Account as a management company or any other form permitted by law. We may de-register the Separate Account in the event such registration is no longer required. We may combine the Separate Account with one or more separate accounts. We would only take these actions if we deemed them to be in the best interest of persons having voting right under the Contracts.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS
Great American Advisors®, Inc. (“GAA”) is the principal underwriter of the contracts. Its business address is 525 Vine Street, Cincinnati, Ohio 45202. GAA is a wholly-owned subsidiary of Great American Financial Resources, Inc. and an affiliate of the Company.
The Contracts are sold by insurance agents who are also registered representatives of (1) GAA or (2) other broker-dealers that have entered into selling agreements with GAA. GAA and the other broker-dealers are registered under the Securities Exchange Act of 1934, and are members of the National Association of Securities Dealers, Inc. All registered representatives who sell the Contracts are appointed by the Company as insurance agents and are authorized under applicable state insurance regulations to sell variable annuity contracts.
The Company pays commissions to GAA for promotion and sale of the contracts. GAA retains the commissions for sales made through its registered representatives, or pays the commissions to other broker-dealers for sales made through their registered representatives. GAA and the other broker-dealers pay their registered representatives from their own funds. Commissions paid by us are calculated as a percentage of the purchase payments received for a contract. The maximum percentage is 8.5% of the purchase payments received from a contract. Commissions paid by us may also be calculated as a percentage of the contract value (sometimes called a trail commission). Trail commissions are not expected to exceed 1% of the contract value on an annual basis.
Commissions paid on the Contracts and payments for other services are not charged directly to you or your Account Value, but are charged indirectly through fees and charges imposed under the Contracts. If these fees and charges are not sufficient to cover the commissions and other payments, any deficiency will be made up from our general assets.
We paid the following amounts to GAA for the last three years: $1,757,857 for 2006, $1,995,224 for 2005, and $2,262,019 for 2004. These amounts include compensation related to other contracts issued through Annuity Investors Variable Account B.
GAA may enter into revenue sharing, shelf space, and other arrangements with broker-dealers under which GAA pays them additional compensation for services that they provide in connection with the distribution of the Contracts (such as providing access to their distribution networks, sponsoring conferences, seminars, sales programs or training programs for registered representatives or other employees, paying travel expenses incurred in connection with these events, and sponsoring sales and advertising campaigns related to the Contracts) or additional compensation for administrative or operational expenses. These arrangements may not be applicable to all firms in the selling network, the terms of these arrangements may differ between firms, and the compensation payable under these arrangements may include cash compensation, non-cash compensation, or other benefits. Compensation paid under these arrangements will not result in any additional direct charge to you. Compensation under these arrangements may provide an incentive for a selling firm or its registered representatives to favor the sale of the Contracts over other financial products available in the marketplace.
A Portfolio may compensate the Company or GAA for the distribution and operational services that the Company or GAA provides and the costs that it incurs in providing these services. For example, each business day, we aggregate all purchase, redemption, and transfer requests from Contract owners with respect to a Portfolio and submit one request to the applicable Portfolio. As a result, the Portfolio does not incur the expenses related to processing individual requests from Contract owners. GAA also maintains the distribution network that supports the sale of our variable annuity products that invest in the Portfolios. Payments from a Portfolio to the Company or GAA for these services may be made pursuant to (1) the Portfolio’s Rule 12b-1 plan, in which case the payments are deducted from the Portfolio’s assets or (2) service, administration, sub-transfer or similar agreements between the Company or GAA and the Portfolio’s investment adviser or its affiliate.

FEDERAL TAX MATTERS
This section provides a general description of federal income tax considerations relating to the Contracts. The purchase, holding and transfer of a Contract may have federal estate and gift tax consequences in addition to income tax consequences. Estate and gift taxation is not discussed in this prospectus or in the Statement of Additional Information. State taxation will vary depending on the state in which you reside, and is not discussed in this prospectus or in the Statement of Additional Information.
The tax information provided in the prospectus and Statement of Additional Information is not intended or written to be used as legal or tax advice. It is written solely to provide information related to the sale and holding of the Contracts. As a taxpayer, you cannot use it for the purpose of avoiding penalties that may be imposed under the tax laws. You should seek advice on legal or tax questions based on your particular circumstances from an independent attorney or tax advisor.
Tax Deferral on Annuities
Internal Revenue Code (“IRC”) Section 72 governs taxation of annuities in general. The income earned on a Contract is generally not included in income until it is withdrawn from the Contract. In other words, a Contract is a tax-deferred investment. The Contracts must meet certain requirements in order to qualify for tax-deferred treatment under IRC Section 72. These requirements are discussed in the Statement of Additional Information. In addition, tax deferral is not available for a Contract when the Owner is not a natural person unless the Contract is part of a tax-qualified retirement plan or the Owner is a mere agent for a natural person. For a nonqualified deferred compensation plan, this rule means that the employer as Owner of the Contract will generally be taxed currently on any increase in the Account Value, although the plan itself may provide a tax deferral to the participating employee. For a group nonqualified Contract where the Owner has no rights over the separate interests, this rule is applied to each participant who is not a natural person.
Tax-Qualified Retirement Plans
Annuities may also qualify for tax-deferred treatment, or serve as a funding vehicle, under tax-qualified retirement plans that are governed by other IRC provisions. These provisions include IRC Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), 408 and 408A (individual retirement annuities), and 457(g) (governmental deferred compensation plans). Tax-deferral is generally also available under these tax-qualified retirement plans through the use of a trust or custodial account without the use of an annuity.
The tax law rules governing tax-qualified retirement plans and the treatment of amounts held and distributed under such plans are complex. If the Contract is to be used in connection with a tax-qualified retirement plan, including individual retirement annuities (“IRAs”), you should seek competent legal and tax advice regarding the suitability of the Contract for the situation involved and the requirements governing the distribution of benefits.
Contributions to a tax-qualified Contract are typically made with pre-tax dollars, while contributions to a non-tax-qualified Contract are typically made from after-tax dollars, though there are exceptions in either case. Tax-qualified Contracts may also be subject to restrictions on withdrawals that do not apply to non-tax-qualified Contracts. These restrictions may be imposed to meet the requirements of the IRC or of an employer plan. Following is a brief description of the types of tax-qualified retirement plans for which the Contracts are available.
Individual Retirement Annuities
IRC Sections 219 and 408 permit individuals or their employers to contribute to an individual retirement arrangement known as an “Individual Retirement Annuity” or “IRA”. Under applicable limitations, an individual may claim a tax deduction for certain contributions to an IRA. Contributions made to an IRA for an employee under a Simplified Employee Pension (SEP) Plan or Savings Incentive Match Plan for Employees (SIMPLE) established by an employer will not be includable in the gross income of the employee until the employee receives distributions from the IRA. Distributions from an IRA are taxable to the extent that they represent contributions for which a tax deduction was claimed, contributions made under a SEP plan or SIMPLE, or income earned on the Contract.

Roth IRAs
IRC Section 408A permits certain individuals to contribute to a Roth IRA. Contributions to a Roth IRA are not tax deductible. Tax-free distributions of contributions may be made at any time. Distributions of earnings are tax-free following the five-year period beginning with the first year for which a Roth IRA contribution was made if the Owner has attained age 59 1/2, become disabled, or died, or for qualified first-time homebuyer expenses.
Tax-Sheltered Annuities
IRC 403(b) of the Code permits contributions to a “tax-sheltered annuity” or “TSA” for the employees of public schools and certain charitable, religious, educational and scientific organizations described in IRC Section 501(c)(3). TSA contributions and Contract earnings are generally not included in the gross income of the employee until the employee receives distributions from the TSA. Amounts attributable to contributions made under a salary reduction agreement cannot be distributed until the employee attains age 59 1/2, severs employment, becomes disabled, incurs a hardship, or dies. The Texas ORP or any other plan under which the Contract was purchased may impose additional restrictions.
Texas Optional Retirement Program
The Texas Optional Retirement Program (“ORP”) provides for the purchase of IRC 403(b) Tax-Sheltered Annuities with fixed employer and employee contributions. Amounts attributable to such contributions cannot be distributed until the employee terminates employment from all Texas public institutions of higher education, retires, attains age 70 1/2, or dies. Amounts attributable to employer contributions vest after one year of participation. Distributions require written certification from the employer of the employee’s vesting status and, if the employee is living and under age 70 1/2, the employee’s retirement or other termination from employment.
Pension, Profit–Sharing, and 401(k) Plans
IRC Section 401 permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish such plans for themselves and their employees. These plans may use annuity contracts to fund plan benefits. Generally, contributions are deductible to the employer in the year made, and contributions and earnings are generally not included in the gross income of the employee until the employee receives distributions from the plan. The IRC and the plan may impose restrictions on distributions. Purchasers of a Contract for use with such plans should seek competent advice regarding the suitability of the proposed plan documents and the Contract for their specific needs.
Roth TSAs and Roth 401(k)s
IRC Section 402A permits participants in certain TSA programs or 401(k) plans to designate some part or all of their future elective contributions as Roth contributions. Roth contributions to a TSA or 401(k) plan are included in the participant’s taxable income as earned. Distributions are considered to come proportionally from contributions and earnings. Distributions attributable to contributions are tax-free. Distributions attributable to earnings are tax-free following the five-year period beginning with the first year for which Roth contributions are made to the plan if the Owner has attained age 59 1/2, become disabled, or died. Amounts attributable to Roth TSA and Roth 401(k) contributions are subject to the same distribution restrictions that apply to other amounts attributable to TSA or 401(k) contributions made under a salary reduction agreement. The plan may impose additional restrictions.
Governmental Deferred Compensation Plans
State and local government employers may purchase annuity contracts to fund deferred compensation plans for the benefit of their employees described in IRC Section 457(b). Contributions and earnings are generally not included in the gross income of the employee until the employee receives distributions from the plan. Amounts cannot be distributed until the employee attains age 70 1/2, severs employment, becomes disabled, incurs an unforeseeable emergency, or dies. The plan may impose additional restrictions.
Nonqualified Deferred Compensation Plans
Employers may invest in annuity contracts in connection with unfunded deferred compensation plans for their employees. Such plans may include deferred compensation plans of non-governmental tax-exempt employers described in IRC Section 457(b); deferred compensation plans of both governmental and nongovernmental tax-exempt employers that are taxed under IRC Section 457(f) and subject to Section 409A; and nonqualified deferred compensation plans of for-profit employers subject to Section 409A. In most cases, these plans are designed so that amounts credited under the plan will not be includable in the employees’ gross income until paid under the plan. In these situations, the annuity contracts are not plan assets and are subject to the claims of the employer’s general creditors. Whether or not made from the Contract, benefits payments are subject to restrictions imposed by the IRC and the plan.

Summary of Income Tax Rules
The following chart summarizes the basic income tax rules governing tax-qualified and non-tax-qualified Contracts.

	Tax-Qualified Contracts and Employer Plans	Basic Non-Tax-Qualified Contracts
Plan Types	▪ IRC §401 (Pension, Profit–Sharing, 401(k))	IRC §72 only

▪ IRC §403(b) (Tax-Sheltered Annuities)

▪ IRC §408 (IRA, SEP, SIMPLE IRA)

▪ IRC §408A (Roth IRA)

▪ IRC §402A (Roth TSA or Roth 401(k))

▪ IRC §457

▪ IRC §409A (Nonqualified Deferred Compensation)

Who May Purchase a Contract	Natural person, employer, or employer plan. Nonqualified deferred compensation plans will generally lose tax-deferred status of Contract itself.	Anyone. Non-natural person may purchase but will generally lose tax-deferred status.

Restrictions on Distributions	Distributions from tax-qualified Contracts may be restricted to meet requirements of the Internal Revenue Code and/or terms of the retirement plan.	None.

Taxation of Surrenders	If there is an after-tax “investment in the contract,” a pro rata portion of the amount surrendered is taxable income based on the ratio of “investment in the contract” to Account Value. Usually, 100% of distributions from a qualified plan must be included in taxable income because there were no after-tax contributions and therefore no “investment in the contract.” Distributions from §408A Roth IRA or §402A Roth TSA or Roth 401(k) are completely tax free if certain requirements are met.	Account Value in excess of “investment in the contract” is included in taxable income. Generally, the “investment in the contract” will equal the sum of all purchase payments less prior non-taxable withdrawals. Surrenders are deemed to come from earnings first, and “investment in the contract” last.

For a Contract purchased through a IRC §1035 exchange that includes contributions made before August 14, 1982, withdrawals are not taxable until those contributions have been returned in full.

Taxation of Benefit Payments (annuity benefit payments or death benefit payments)	For fixed dollar benefit payments, a percentage of each payment is tax free equal to the ratio of after-tax “investment in the contract” (if any) to the total expected payments, and the balance is included in taxable income. For variable dollar benefit payments, a specific dollar amount of each payment is tax free, as predetermined by a pro rata formula, rather than a percentage of each payment. In either case, once the after-tax “investment in the contract” has been recovered, the full amount of each benefit payment is included in taxable income. Distributions from a §408A Roth IRA or §402A Roth TSA or Roth 401(k) are completely tax free if certain requirements are met.

Taxation of Lump Sum Death Benefit	Taxed to recipient generally in same manner as full surrender.

Possible Penalty Taxes for Surrenders and Benefit Payments Before Age 59 1/2	Taxable portion of payments made before age 59 1/2 may be subject to 10% penalty tax (or 25% for a SIMPLE IRA during the first two years of participation). Penalty taxes do not apply to payments after the participant’s death, or to §457 plans or §409A nonqualified deferred compensation plans. Other exceptions may apply.	Taxable portion of payments made before age 59 1/2 may be subject to a 10% penalty tax. Penalty taxes do not apply to payments after the Owner’s death. Other exceptions may apply.

Assignment of Contract/Transfer of Ownership	Assignment and transfer of Ownership generally not permitted.	Generally, deferred earnings taxable to transferor on transfer or assignment; transferee’s “investment in the contract” is increased by same amount. Gift tax consequences are not discussed herein.

Federal Income Tax Withholding	Eligible rollover distributions from §401, §403(b), and governmental §457(b) plan Contracts are subject to 20% mandatory withholding on taxable portion unless direct rollover. Distributions under nongovernmental §457(b) plan, 457(f) plan, and nonqualified deferred compensation plan are subject to wage withholding. For all other payments, Payee may elect to have taxes withheld or not.	Generally, Payee may elect to have taxes withheld or not.

Required Minimum Distributions
The Contracts are subject to the required minimum distribution (“RMD”) rules of federal tax law. These rules vary based on the tax qualification of the Contract or the plan under which it is issued.
If the Contract is nonqualified or is a Roth IRA, then there are no required minimum distributions during life. For all tax-qualified Contracts other than Roth IRAs, required minimum distributions must generally begin by April 1 following attainment of age 70 1/2. However, a participant who is not a 5% owner of the employer may delay required minimum distributions from the employer’s Tax-Sheltered Annuity Plan, Pension, Profit-Sharing, or 401(k) Plan, or Governmental Deferred Compensation Plan until April 1 following the year in which the participant retires from the employer. The required minimum distributions during life are calculated based on standard life expectancy tables adopted under federal tax law.
Both nonqualified and tax-qualified Contracts are subject to required minimum distributions after death. Generally, if payments have begun under a settlement option during life, then after death any remaining payments must be made at least as rapidly as those before death. If payments have not begun under a settlement option during life, then the death benefit must be paid out in full within five years after death, or must be paid out in substantially equal payments beginning within one year of death over a period not exceeding the beneficiary’s life expectancy. If the Contract is nonqualified or is a traditional IRA or Roth IRA, a spouse beneficiary may elect out of these requirements, and apply the required minimum distribution rules as if the contract were his or her own.

CALCULATION OF BENEFIT PAYMENTS
Fixed Dollar Payments
The amount to be applied to Fixed Dollar payments is the Fixed Account Value as of the Commencement Date. It will include the amount of any transfer to Fixed Dollar payments that is made from the Separate Account on that date. It will not include the amount of any transfer to Variable Dollar payments that is made from the Fixed Account as of the end of the Valuation Period that precedes the Commencement Date. The amount to be applied to payments will be reduced by any fees and charges, loans, or applicable premium tax or other taxes not previously deducted.
The Fixed Account Value for this Contract at any time is equal to:
1)	Purchase Payment(s) that are allocated to the Fixed Account options; plus

2)	amounts transferred to the Fixed Account; plus

3)	interest credited to the Fixed Account; less

4)	any withdrawals, surrender, deductions, and transfers from the Fixed Account; and less

5)	other charges and adjustments made as described elsewhere in this Contract.
Fixed Dollar payments are determined as follows. We start with the amount to be applied to Fixed Dollar payments, expressed in thousands of dollars. This amount is then multiplied by the amount of the periodic payment per $1,000 of value. This payment is obtained from the Settlement Option Table for the option that is elected. Fixed Dollar payments will remain level for the duration of the payment period.
Variable Dollar Payments
The amount to be applied to Variable Dollar payments is the Variable Account Value as of the end of the Valuation Period that precedes the Commencement Date. It will include the amount of any transfer to Variable Dollar payments that is made from the Fixed Account as of that same time. It will be reduced by the amount of any transfer to Fixed Dollar payments that is to be made from the Separate Account on the Commencement Date. An amount that is transferred from the Fixed Account will be allocated among the Subaccounts by Written Request.
At any time, the Variable Account Value for this Contract is equal to the sum of the values of your interest in each Subaccount. The value of your interest in a Subaccount is equal to the number of your Accumulation Units for that Subaccount multiplied by the Accumulation Unit Value for that Subaccount. These values are determined as of the end of the preceding Valuation Period. The amount to be applied to payments will be reduced by any fees and charges, loans, or applicable premium tax or other taxes not previously deducted.
The Variable Dollar base payment is determined as follows. We start with the amount to be applied to Variable Dollar payments, expressed in thousands of dollars. This amount is then multiplied by the amount of the periodic payment per $1,000 of value. This payment is obtained from the Settlement Option Table for the option that is elected.
The number of Benefit Units in each Subaccount held for Variable Dollar payments is determined as follows. We divide the dollar amount of the Variable Dollar base payment from each Subaccount by the Benefit Unit Value for that Subaccount as of the Commencement Date. The number of Benefit Units in each Subaccount will change if the Person Controlling Payments makes transfers among Subaccounts. The Benefit Units in each Subaccount will change proportionally to a change in the base payment due to any change in the payment interval or as specified by the settlement option. Otherwise, the number of Benefit Units remains fixed during the payment period.
The actual amount of each Variable Dollar payment will reflect the investment performance of the Subaccount(s) selected. It may vary from payment to payment. The total amount of each Variable Dollar payment will be equal to the sum of the payments from each Subaccount. We will deduct a pro-rata portion of the Contract Maintenance Fee from this total.
The payment from each Subaccount is found by multiplying the number of Benefit Units held in that Subaccount for such Variable Dollar payments by the Benefit Unit Value for that Subaccount. We do this as of the end of the fifth Valuation Period before the date that the payment is due. An explanation of how Benefit Unit Values are calculated is included in the Glossary of Financial Terms of this prospectus.

GLOSSARY OF FINANCIAL TERMS
The following financial terms are explained in this section of the Prospectus: account value, variable account value, fixed account value, accumulation units, accumulation unit value, benefit unit value and net investment factor. Read these terms in conjunction with the other sections of this prospectus.
Account Value
The aggregate value of your interest in the Fixed Account options and all of the Subaccounts is referred to as the “Account Value.” The value of your interest in all of the Subaccounts is the “Variable Account Value. The value of your interest in all of the Fixed Account options is the “Fixed Account Value.”
The Account Value at any given time is the sum of: (1) amounts invested in the Fixed Account options plus the fixed rate(s) of interest earned on those amounts as of that time and (2) the value of your interest in the Subaccounts as of that time.
The value of your interest in a Subaccount at any time is equal to (1) the number of Accumulation Units for that Subaccount attributable to your Contract multiplied by (2) the Accumulation Unit Value for that Subaccount at the end of the preceding Valuation Period.
The Account Value at any time is net of any charges, deductions, surrenders, and/or outstanding loans incurred prior to or as of the end of that Valuation Period.
Accumulation Units
Purchase Payment(s) that are allocated to a Subaccount, and amounts that are transferred to a Subaccount, are converted into Accumulation Units. The number of Accumulation Units credited is determined by dividing the dollar amount directed to that Subaccount by the value of the Accumulation Unit for that Subaccount at the end of the Valuation Period during which the amount is received.
The following events will result in the cancellation of an appropriate number of Accumulation Units of a Subaccount:
1)	a transfer from a Subaccount;

2)	the surrender or a withdrawal of the Variable Account Value;

3)	the payment of a Death Benefit;

4)	the application of the Variable Account Value to a settlement option; or

5)	the deduction of the charges, fees, or other adjustments described in this Contract.
Accumulation Units will be canceled as of:
1)	the end of the Valuation Period during which we receive a Written Request that gives rise to such cancellation;

2)	the Commencement Date; or

3)	the end of the Valuation Period on which a charge, fee, or other adjustment is due.
At any time, the Variable Account Value for this Contract is equal to the sum of the values of your interest in each Subaccount. The value of your interest in a Subaccount is equal to the number of your Accumulation Units for that Subaccount multiplied by the Accumulation Unit Value for that Subaccount. These values are determined as of the end of the preceding Valuation Period.
Accumulation Unit Value
The initial Accumulation Unit Value for the Money Market Subaccount was set at $1.00. The initial Accumulation Unit Value for each of the other Subaccounts was set at $10.00. After that, the Accumulation Unit Value at the end of each Valuation Period is the Accumulation Unit Value as of the end of the prior Valuation Period multiplied by the Net Investment Factor. The Net Investment Factor is described below. The Accumulation Unit Values will vary as a result of the varying investment experience of the Funds.

Benefit Unit Value
The Benefit Unit Value for each Subaccount is originally established in the same manner as Accumulation Unit Values. For any date after that, the value of a Benefit Unit for a Subaccount is determined by multiplying the Benefit Unit Value as of the end of the preceding Valuation Period by the Net Investment Factor described below. The product is then multiplied by the assumed daily investment factor for the number of days in the Valuation Period. The assumed daily investment factor is based on the assumed net investment rate for the Settlement Option Table that is used to fix the base payment. This factor shall be no greater than 0.99997236, which is the factor based on a net investment rate of 1% per year, compounded annually, as reflected in the guaranteed Settlement Option Tables.

1998 Version	The product is then multiplied by the assumed daily investment factor (0.99991781), for the number of days in the Valuation Period. The assumed daily investment factor is based on the assumed net investment rate of 3% per year, compounded annually, that is reflected in the Settlement Option Tables.
Net Investment Factor

✓ Net asset value	The amount computed by a Fund as the price at which the Fund’s shares are purchased and redeemed. It is computed no less frequently than each Valuation Period.
The Net Investment Factor is a measure of the investment performance of a Subaccount from one Valuation Period to the next. Each Subaccount has a Net Investment Factor for each Valuation Period. The Net Investment Factor may be greater than one, or it may be less than one. This means that the Accumulation Unit Value for each Subaccount may increase or it may decrease.
The Net Investment Factor for any Subaccount for any Valuation Period is determined by dividing (1) by (2) and then subtracting (3) from the result, where:
(1)	is equal to:
a)	the Net Asset Value per share of the Fund held in the Subaccount, determined at the end of the applicable Valuation Period; plus

b)	the per share amount of any dividend or net capital gain distributions made by the Fund held in the Subaccount, if the “ex-dividend” date occurs during the applicable Valuation Period; plus or minus

c)	a per share charge or credit for any taxes reserved for, which is determined by the Company to have resulted from the investment operations of the Subaccount;
(2)	is the Net Asset Value per share of the Fund held in the Subaccount, determined at the end of the preceding Valuation Period; and

(3)	is the sum of the Mortality and Expense Risk Charge and the Administration Charge to be deducted from the Subaccount for the number of days in the applicable Valuation Period.

PERFORMANCE INFORMATION
From time to time, we may advertise yields and/or total returns for the Subaccounts. These figures are based on historical information and are not intended to indicate future performance. Performance data and a more detailed description of the methods used to determine yield and total return are included in the Statement of Additional Information.
Yield Data
The “yield” of the money market Subaccount refers to the annualized income generated by an investment in that Subaccount over a specified seven-day period. The “effective yield” of the money market Subaccount is the same as the “yield” except that it assumes reinvestment of the income earned in that Subaccount. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. We only advertise yields for the money market Subaccount.
Total Return Data
We may advertise two types of total return data: “average annual total return” and “cumulative total return.” Average annual total return is presented in both standardized and non-standardized form. Cumulative total return data is currently presented only in non-standardized form. “Standardized” total return data reflects the deduction of all charges that apply to all Contracts of that type, except for premium taxes. “Non-standardized” total return data does not reflect the deduction of contract maintenance fees. Total return data that does not reflect contract maintenance fees will be higher than the total return realized by an Owner who incurs the charges.
“Average annual total return” is either hypothetical or actual return data that reflects performance of a Subaccount for a one-year period or for an average of consecutive one-year periods. If average annual total return data is hypothetical, it reflects performance for a period of time before the Separate Account commenced operations. When a Subaccount has been in operation for one, five and ten years, average annual total return will be presented for these periods, although other periods may be presented as well.
“Cumulative total return” is either hypothetical or actual return data that reflects the performance of a Subaccount from the beginning of the period presented to the end of the period presented. If cumulative total return data is hypothetical, it reflects performance for a period of time before the Separate Account commenced operations.
Other Performance Measures
We may include in reports and promotional literature rankings of the Subaccounts, the Separate Account or the Contracts, as published by any service, company, or person that ranks separate accounts or other investment products on overall performance or other criteria. Examples of companies that publish such rankings are Lipper Analytical Services, Inc., VARDS, IBC/Donoghue’s Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard & Poor’s Indices, Dow Jones Industrial Average, and Morningstar.
We may also:
•	compare the performance of a Subaccount with applicable indices and/or industry averages
•	present performance information that reflects the effects of tax-deferred compounding on Subaccount investment returns
•	compare investment return on a tax-deferred basis with currently taxable investment return
•	illustrate investment returns by graphs, charts, or otherwise

THE REGISTRATION STATEMENT
We filed a Registration Statement with the SEC under the Securities Act of 1933 relating to the Contracts offered by this prospectus. This prospectus was filed as a part of the Registration Statement, but it does not constitute the complete Registration Statement. The Registration Statement contains further information relating to the Company and the Contracts. The Registration Statement and the exhibits thereto may be inspected and copied at the office of the SEC, located at 100 F Street, N.E., Washington, D.C., and may also be accessed at the SEC’s web site www.sec.gov. The registration number for the Contracts is 333-51955.
Statements in this prospectus discussing the content of the Contracts and other legal instruments are summaries. The actual documents are filed as exhibits to the Registration Statement. For a complete statement of the terms of the Contracts or any other legal document, refer to the appropriate exhibit to the Registration Statement.

STATEMENT OF ADDITIONAL INFORMATION
A Statement of Additional Information containing more details concerning the subjects discussed in this prospectus is available. The following is the table of contents for the Statement of Additional Information:
Copies of the Statement of Additional Information dated May 1, 2007 are available without charge. To request a copy, please clip this coupon on the dotted line below, enter your name and address in the spaces provided, and mail to: Annuity Investors Life Insurance Company, P.O. Box 5423, Cincinnati, Ohio 45201-5423. You may also call the Company at 1-800-789-6771, or visit us at our web site www.gafri.com to request a copy.

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APPENDIX A: CONDENSED FINANCIAL INFORMATION

			Number of		Number of
			Enhanced		Enhanced
		Enhanced	(1.10% Total	Enhanced	(0.90% Total
		(1.10% Total	Separate	(0.90% Total	Separate
	Number of	Separate	Account	Separate	Account
	Standard	Account	Expenses)	Account	Expenses)
Standard	Accumulation	Expenses)	Accumulation	Expenses)	Accumulation
Accumulation	Units	Accumulation	Units	Accumulation	Units
Unit Value	Outstanding	Unit Value	Outstanding	Unit Value	Outstanding	Year
AIM V.I. Capital Development Fund-Series I Shares
12.930724	1,168,401.050	13.012710	6,948.243	13.067437	0.000	12/31/06
11.254617	16,459.887	11.291687	1,008.183	11.316377	0.000	12/31/05
10.413665	2,721.825	10.416351	0.000	10.418135	0.000	12/31/04
AIM V.I. Core Equity Fund-Series I Shares
10.812798	946,182.515	10.834974	3,675.733	10.849709	0.000	12/31/06
AIM V.I. Financial Services Fund-Series I Shares
13.250780	177,386.400	13.477974	2,490.821	13.631352	0.000	12/31/06
11.540835	198,663.153	11.703172	1,383.076	11.812566	0.000	12/31/05
11.051409	208,252.570	11.172949	256.950	11.254711	0.000	12/31/04
10.313195	157,061.561	10.395135	38.751	10.450179	0.000	12/31/03
8.070175	118,822.635	8.110243	0.000	8.137086	0.000	12/31/02
9.616190	71,816.401	9.635286	0.000	9.648046	0.000	12/31/01
AIM V.I. Global Health Care Fund-Series I Shares
11.212446	367,788.244	11.404707	1,104.143	11.534535	0.000	12/31/06
10.805644	405,402.095	10.957652	948.050	11.060091	0.000	12/31/05
10.132965	382,011.757	10.244403	727.654	10.319384	0.000	12/31/04
9.553444	311,542.224	9.629350	552.891	9.680353	1,325.870	12/31/03
7.580976	210,450.701	7.618614	203.656	7.643844	1,160.526	12/31/02
10.175290	59,824.959	10.195475	0.000	10.208982	0.000	12/31/01
AIM V.I. High Yield Fund-Series I Shares
11.887590	336,558.419	11.984482	257.915	12.049249	0.000	12/31/06
10.886907	350,885.548	10.942429	230.396	10.979447	0.000	12/31/05
10.749148	449,939.142	10.771273	214.851	10.785980	0.000	12/31/04
10.095432	859,221.923	10.290759	188.060	9.127994	755.565	12/31/03
8.186958	488,086.809	8.320679	169.835	7.365950	653.397	12/31/02
8.410616	546,183.962	8.522682	149.057	7.529874	2,221.642	12/31/01
10.025816	403,918.794	—	—	—	—	12/31/00
11.510803	221,636.210	—	—	—	—	12/31/99
10.689459	70,047.913	—	—	—	—	12/31/98
10.687084	10,260.821	—	—	—	—	12/31/97
AIM V.I. Small Cap Equity Fund-Series I Shares
12.572746	59,594.167	12.652463	552.133	12.705655	0.000	12/31/06
10.857407	15,527.249	10.893167	559.580	10.916974	0.000	12/31/05
10.184771	48.134	10.187404	0.000	10.189150	0.000	12/31/04
AIM V.I. Small Company Growth Fund-Series I Shares
10.356858	145,499.534	10.534498	2,285.979	10.654423	0.000	12/31/06
9.203351	141,453.043	9.332860	465.384	9.420117	0.000	12/31/05
8.873033	123,848.236	8.970653	388.008	9.036335	0.000	12/31/04
7.900935	131,306.947	7.963751	34.809	8.005948	1.635	12/31/03
6.004149	155,173.901	6.033996	0.000	6.054001	0.000	12/31/02
8.838420	27,720.462	8.856003	0.000	8.867759	0.000	12/31/01

			Number of		Number of
			Enhanced		Enhanced
		Enhanced	(1.10% Total	Enhanced	(0.90% Total
		(1.10% Total	Separate	(0.90% Total	Separate
	Number of	Separate	Account	Separate	Account
	Standard	Account	Expenses)	Account	Expenses)
Standard	Accumulation	Expenses)	Accumulation	Expenses)	Accumulation
Accumulation	Units	Accumulation	Units	Accumulation	Units
Unit Value	Outstanding	Unit Value	Outstanding	Unit Value	Outstanding	Year
American Century VP Large Company Value Fund-Class I Shares
12.494572	420,902.275	12.573776	280.955	12.626654	0.000	12/31/06
10.560864	99,384.541	10.595660	82.915	10.618830	0.000	12/31/05
10.216542	36,701.792	10.219180	0.000	10.220930	0.000	12/31/04
American Century VP Mid Cap Value Fund-Class I Shares
13.320957	911,824.088	13.405406	2,031.092	13.461747	0.000	12/31/06
11.229852	114,376.075	11.266849	132.931	11.291465	0.000	12/31/05
10.395465	24,970.228	10.398152	0.000	10.399928	0.000	12/31/04
American Century VP Ultra® Fund-Class I Shares
9.979396	707,542.380	10.042693	8,378.330	10.084934	0.000	12/31/06
10.463493	32,615.015	10.497965	0.000	10.520913	0.000	12/31/05
10.386756	598.086	10.389435	0.000	10.391213	0.000	12/31/04
American Century VP VistaSM Fund-Class I Shares
11.918299	976,806.445	11.993889	11,321.554	12.044325	0.000	12/31/06
11.088360	79,780.294	11.124884	0.000	11.149189	0.000	12/31/05
10.399373	4,938.285	10.402055	0.000	10.403835	0.000	12/31/04
Dreyfus IP Technology Growth Portfolios-Initial Shares
10.684409	1,309,668.746	10.752145	7,254.620	10.797370	0.000	12/31/06
10.388053	32,100.558	10.422269	0.000	10.445063	0.000	12/31/05
10.151024	198.889	10.153642	0.000	10.155381	0.000	12/31/04
The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares
11.353220	701,011.037	11.678582	5,863.440	9.584710	0.000	12/31/06
10.543914	795,479.598	10.813247	5,790.816	8.856675	0.000	12/31/05
10.320091	913,267.538	10.551666	5,286.547	8.625051	0.000	12/31/04
9.854396	925,266.631	10.045110	4,815.599	8.194494	4,333.000	12/31/03
7.930106	960,232.146	8.059684	3,420.290	6.561870	3,843.678	12/31/02
11.317226	1,066,026.751	11.468022	1,578.746	9.318292	3,077.581	12/31/01
14.823134	894,007.973	—	—	—	—	12/31/00
16.894039	408,482.196	—	—	—	—	12/31/99
13.169143	140,614.024	—	—	—	—	12/31/98
10.320883	26,332.500	—	—	—	—	12/31/97
Dreyfus Stock Index Fund, Inc.-Initial Shares
15.179498	4,190,418.249	15.614354	7,744.043	12.611288	0.000	12/31/06
13.328744	4,493,460.193	13.669089	6,535.021	11.017946	0.000	12/31/05
12.911696	4,792,865.682	13.201315	7,554.962	10.619518	0.000	12/31/04
11.835440	4,670,251.024	12.064404	9,003.839	9.685471	73,399.535	12/31/03
9.349226	4,454,143.840	9.501934	6,861.288	7.613224	67,021.625	12/31/02
12.210993	4,141,595.630	12.373650	4,522.004	9.894503	58,922.095	12/31/01
14.100696	3,598,196.884	—	—	—	—	12/31/00
15.760394	2,129,772.165	—	—	—	—	12/31/99
13.250646	779,485.606	—	—	—	—	12/31/98
10.479569	69,510.645	—	—	—	—	12/31/97

			Number of		Number of
			Enhanced		Enhanced
		Enhanced	(1.10% Total	Enhanced	(0.90% Total
		(1.10% Total	Separate	(0.90% Total	Separate
	Number of	Separate	Account	Separate	Account
	Standard	Account	Expenses)	Account	Expenses)
Standard	Accumulation	Expenses)	Accumulation	Expenses)	Accumulation
Accumulation	Units	Accumulation	Units	Accumulation	Units
Unit Value	Outstanding	Unit Value	Outstanding	Unit Value	Outstanding	Year
Dreyfus VIF Appreciation Portfolio-Initial Shares
15.017729	946,182.350	15.447987	4,551.668	12.602520	0.000	12/31/06
13.075735	1,005,802.778	13.409645	4,744.717	10.917645	0.000	12/31/05
12.704674	1,036,367.953	12.989662	6,831.224	10.554457	0.000	12/31/04
12.265787	936,025.635	12.503079	8,455.513	10.138694	2,923.121	12/31/03
10.264481	821,738.414	10.432114	6,651.281	8.442660	2,343.298	12/31/02
12.497173	717,965.716	12.663627	5,276.343	10.228319	1,894.964	12/31/01
13.974173	649,590.073	—	—	—	—	12/31/00
14.262203	517,772.082	—	—	—	—	12/31/99
12.975443	170,523.015	—	—	—	—	12/31/98
10.103905	18,347.666	—	—	—	—	12/31/97
Dreyfus VIF Developing Leaders Portfolio-Initial Shares
15.049986	807,530.215	15.481299	5,517.924	14.729135	0.000	12/31/06
14.708620	908,638.512	15.084331	6,468.518	14.322591	0.000	12/31/05
14.099077	919,021.905	14.415462	6,838.658	13.660000	0.000	12/31/04
12.842412	898,484.551	13.090970	9,249.068	12.379997	5,775.857	12/31/03
9.888294	887,931.962	10.049896	5,581.765	9.485334	5,490.189	12/31/02
12.397758	698,539.631	12.563024	2,568.238	11.833795	4,481.981	12/31/01
13.391746	482,890.909	—	—	—	—	12/31/00
11.984035	275,503.637	—	—	—	—	12/31/99
9.867472	171,968.905	—	—	—	—	12/31/98
10.362314	41,359.506	—	—	—	—	12/31/97
Dreyfus VIF Growth and Income Portfolio-Initial Shares
12.799045	534,977.589	13.165752	3,400.363	12.136646	0.000	12/31/06
11.335178	573,338.603	11.624648	4,096.135	10.694477	0.000	12/31/05
11.122877	660,745.227	11.372419	5,058.158	10.441383	0.000	12/31/04
10.496627	594,854.140	10.699714	4,344.521	9.804034	1,018.544	12/31/03
8.409071	633,983.863	8.546428	2,655.811	7.815544	780.152	12/31/02
11.419341	646,842.656	11.571439	1,474.275	10.560897	544.980	12/31/01
12.299306	572,006.660	—	—	—	—	12/31/00
12.961023	331,756.261	—	—	—	—	12/31/99
11.243790	159,409.837	—	—	—	—	12/31/98
10.196538	32,231.762	—	—	—	—	12/31/97
Dreyfus VIF Money Market Portfolio
1.183188	6,426,348.042	1.211707	35,651.958	1.189895	0.000	12/31/06
1.152576	6,753,332.466	1.177927	40,350.784	1.154189	0.000	12/31/05
1.140557	5,458,310.932	1.162738	4,618.151	1.137075	0.000	12/31/04
1.146684	11,398,828.937	1.165764	9,040.873	1.138179	133,840.928	12/31/03
1.153638	26,597,370.970	1.169798	23,476.567	1.140327	126,326.727	12/31/02
1.153108	17,775,594.379	1.166325	15,244.920	1.134928	127,843.640	12/31/01
1.128116	7,677,545.259	—	—	—	—	12/31/00
1.083700	2,638,837.162	—	—	—	—	12/31/99
1.050876	658,981.650	—	—	—	—	12/31/98
1.016499	0.000	—	—	—	—	12/31/97

			Number of		Number of
			Enhanced		Enhanced
		Enhanced	(1.10% Total	Enhanced	(0.90% Total
		(1.10% Total	Separate	(0.90% Total	Separate
	Number of	Separate	Account	Separate	Account
	Standard	Account	Expenses)	Account	Expenses)
Standard	Accumulation	Expenses)	Accumulation	Expenses)	Accumulation
Accumulation	Units	Accumulation	Units	Accumulation	Units
Unit Value	Outstanding	Unit Value	Outstanding	Unit Value	Outstanding	Year
DWS Small Cap Index VIP Fund-Class A
17.321028	452,371.808	17.722591	276.237	17.994514	0.000	12/31/06
14.951171	417,983.505	15.251478	151.892	15.454348	0.000	12/31/05
14.543337	347,239.433	14.790573	44.787	14.957190	0.000	12/31/04
12.525203	434,240.830	12.699687	8.778	12.816964	1,637.748	12/31/03
8.673629	165,980.862	8.768488	0.000	8.832017	1,015.061	12/31/02
11.074827	153,151.939	11.162755	54.021	11.221359	577.104	12/31/01
11.003134	83,894.729	—	—	—	—	12/31/00
11.606269	15,259.149	—	—	—	—	12/31/99
Janus Aspen Series Balanced Portfolio-Institutional Shares
20.527683	2,849,443.225	21.115777	10,256.899	16.733348	0.000	12/31/06
18.802986	3,224,954.488	19.283124	11,389.809	15.250326	0.000	12/31/05
17.664922	3,596,278.746	18.061165	13,350.072	14.255222	0.000	12/31/04
16.507560	3,685,075.400	16.826897	19,069.761	13.254381	55,839.756	12/31/03
14.676594	3,702,620.254	14.916257	13,120.266	11.726184	53,841.269	12/31/02
15.907374	3,578,735.833	16.119263	9,654.166	12.646851	49,552.895	12/31/01
16.920712	3,181,464.624	—	—	—	—	12/31/00
17.556100	1,571,579.505	—	—	—	—	12/31/99
14.043929	373,285.807	—	—	—	—	12/31/98
10.604609	30,519.754	—	—	—	—	12/31/97
Janus Aspen Series Forty Portfolio-Institutional Shares
11.403714	1,272,789.383	11.668168	6,914.755	11.847172	0.000	12/31/06
10.576925	1,421,322.533	10.789432	8,924.998	10.932929	0.000	12/31/05
9.505422	1,369,066.381	9.667060	9,080.188	9.775955	0.000	12/31/04
8.153727	1,483,721.928	8.267358	11,535.264	8.343697	15,170.725	12/31/03
6.859260	1,548,077.357	6.934292	7,637.061	6.984492	12,880.523	12/31/02
8.247987	1,650,016.481	8.313484	4,570.921	8.357094	14,587.924	12/31/01
10.678675	1,384,637.536	—	—	—	—	12/31/00
13.234548	471,936.628	—	—	—	—	12/31/99
Janus Aspen Series International Growth Portfolio-Institutional Shares
27.500771	1,183,279.918	28.288499	12,357.534	23.044141	0.000	12/31/06
18.969977	966,575.134	19.454325	10,632.810	15.815871	0.000	12/31/05
14.542258	681,071.772	14.868462	11,182.362	12.063394	0.000	12/31/04
12.398800	669,789.197	12.638673	15,388.121	10.233679	1,862.207	12/31/03
9.318679	678,787.112	9.470891	11,468.866	7.653548	1,312.902	12/31/02
12.698027	675,126.139	12.867174	7,907.782	10.377532	901.701	12/31/01
16.774550	620,740.857	—	—	—	—	12/31/00
20.234788	142,343.325	—	—	—	—	12/31/99
11.256365	45,382.775	—	—	—	—	12/31/98
9.735841	12,541.039	—	—	—	—	12/31/97

			Number of		Number of
			Enhanced		Enhanced
		Enhanced	(1.10% Total	Enhanced	(0.90% Total
		(1.10% Total	Separate	(0.90% Total	Separate
	Number of	Separate	Account	Separate	Account
	Standard	Account	Expenses)	Account	Expenses)
Standard	Accumulation	Expenses)	Accumulation	Expenses)	Accumulation
Accumulation	Units	Accumulation	Units	Accumulation	Units
Unit Value	Outstanding	Unit Value	Outstanding	Unit Value	Outstanding	Year
Janus Aspen Series Large Cap Growth Portfolio-Institutional Shares
13.332590	1,661,699.848	13.714717	8,850.842	11.095916	0.000	12/31/06
12.140136	1,816,341.463	12.450279	12,118.207	10.052654	0.000	12/31/05
11.805932	1,963,661.008	12.070890	12,071.718	9.726734	0.000	12/31/04
11.455733	2,117,639.460	11.677475	17,617.840	9.390815	6,765.629	12/31/03
8.817912	2,338,003.425	8.962034	12,164.934	7.192879	5,335.350	12/31/02
12.166993	2,211,504.181	12.329165	7,211.443	9.875724	4,241.678	12/31/01
16.393493	1,792,958.592	—	—	—	—	12/31/00
19.453513	643,514.256	—	—	—	—	12/31/99
13.699715	172,190.630	—	—	—	—	12/31/98
10.239960	32,737.591	—	—	—	—	12/31/97
Janus Aspen Series Mid Cap Growth Portfolio-Institutional Shares
17.723408	1,111,731.741	18.231471	15,635.292	14.463654	0.000	12/31/06
15.820887	1,192,692.579	16.225130	18,154.900	12.846067	0.000	12/31/05
14.286652	1,246,239.904	14.607357	18,555.090	11.541971	0.000	12/31/04
11.999290	1,291,553.100	12.231626	21,025.289	9.645385	9,670.762	12/31/03
9.005921	1,290,667.557	9.153163	14,073.466	7.203589	7,684.759	12/31/02
12.672131	1,215,838.484	12.841113	8,626.211	10.086016	5,676.145	12/31/01
21.224171	993,843.327	—	—	—	—	12/31/00
31.565210	329,807.902	—	—	—	—	12/31/99
14.199318	53,896.345	—	—	—	—	12/31/98
10.723950	2,830.076	—	—	—	—	12/31/97
Oppenheimer Balanced Fund/VA-Initial Series
11.545935	284,653.565	11.619151	2,173.335	11.668021	0.000	12/31/06
10.535194	293,699.326	10.569900	1,006.485	10.593011	0.000	12/31/05
10.284433	3,001.731	10.287083	0.000	10.288847	0.000	12/31/04
Oppenheimer Capital Appreciation Fund/VA-Initial Series
11.380578	206,005.347	11.452745	1,085.611	11.500898	0.000	12/31/06
10.691883	85,720.169	10.727101	453.514	10.750537	0.000	12/31/05
10.317159	581.341	10.319818	0.000	10.321584	0.000	12/31/04
Oppenheimer Main Street Fund®/VA-Initial Series
12.267378	188,104.597	12.345144	2,240.578	12.397044	0.000	12/31/06
10.816022	161,384.797	10.851650	1,136.259	10.875367	0.000	12/31/05
10.350617	13,062.128	10.353285	0.000	10.355055	0.000	12/31/04
PIMCO VIT Real Return Portfolio-Administrative Class
10.154210	212,006.902	10.218623	4,352.416	10.261614	0.000	12/31/06
10.224854	240,401.144	10.258560	2,314.795	10.280983	0.000	12/31/05
10.156423	10,066.473	10.159043	0.000	10.160781	0.000	12/31/04
PIMCO VIT Total Return Portfolio-Administrative Class
10.417487	207,153.358	10.483551	1,880.102	10.527660	0.000	12/31/06
10.173284	199,476.486	10.206803	453.274	10.229129	0.000	12/31/05
10.070332	627.100	10.072934	0.000	10.074659	0.000	12/31/04

			Number of		Number of
			Enhanced		Enhanced
		Enhanced	(1.10% Total	Enhanced	(0.90% Total
		(1.10% Total	Separate	(0.90% Total	Separate
	Number of	Separate	Account	Separate	Account
	Standard	Account	Expenses)	Account	Expenses)
Standard	Accumulation	Expenses)	Accumulation	Expenses)	Accumulation
Accumulation	Units	Accumulation	Units	Accumulation	Units
Unit Value	Outstanding	Unit Value	Outstanding	Unit Value	Outstanding	Year
Van Kampen UIF Core Plus Fixed Income Portfolio-Class I
14.997858	934,853.788	15.427535	4,516.328	14.567237	0.000	12/31/06
14.663212	1,031,163.550	15.037636	4,510.157	14.170531	0.000	12/31/05
14.269584	1,040,814.398	14.589653	5,455.212	13.720741	0.000	12/31/04
13.866152	1,111,500.860	14.134373	5,899.268	13.265872	1,753.649	12/31/03
13.437077	1,065,387.210	13.656469	3,834.895	12.791995	0.000	12/31/02
12.694998	713,042.852	12.864100	1,978.853	12.025963	0.000	12/31/01
11.776122	380,480.921	—	—	—	—	12/31/00
10.749115	279,193.758	—	—	—	—	12/31/99
11.079965	46,348.096	—	—	—	—	12/31/98
10.412276	4.653	—	—	—	—	12/31/97
Van Kampen UIF U.S. Mid Cap Value Portfolio-Class I
23.159385	581,474.070	23.822985	6,217.919	19.741624	0.000	12/31/06
19.459486	530,733.841	19.956509	5,226.294	16.504310	0.000	12/31/05
17.572071	467,487.388	17.966354	4,302.132	14.828568	0.000	12/31/04
15.551851	417,352.873	15.852805	3,927.983	13.057884	3,535.862	12/31/03
11.143745	383,714.571	11.325832	3,089.661	9.310623	2,938.407	12/31/02
15.699340	335,452.774	15.908551	1,648.470	13.052029	2,465.356	12/31/01
16.438193	253,713.630	—	—	—	—	12/31/00
15.049488	183,388.647	—	—	—	—	12/31/99
12.705082	111,076.120	—	—	—	—	12/31/98
11.113227	16,674.966	—	—	—	—	12/31/97
Van Kampen UIF U.S. Real Estate Portfolio-Class I
36.711245	617,880.841	37.762738	6,918.700	36.226614	0.000	12/31/06
26.969864	638,271.701	27.658464	6,314.368	26.480086	0.000	12/31/05
23.367170	618,052.255	23.891270	4,374.554	22.827424	0.000	12/31/04
17.374679	549,927.036	17.710793	5,725.997	16.888195	396.422	12/31/03
12.811814	469,712.672	13.021061	3,710.088	12.391776	378.990	12/31/02
13.094325	269,466.499	13.268793	1,955.110	12.602570	0.000	12/31/01
12.088940	147,402.642	—	—	—	—	12/31/00
9.482378	86,941.426	—	—	—	—	12/31/99
9.758808	43,786.457	—	—	—	—	12/31/98
11.101269	7,200.060	—	—	—	—	12/31/97
Van Kampen UIF Value Portfolio-Class I
16.611311	850,561.888	17.087197	6,292.311	16.372900	0.000	12/31/06
14.412225	863,389.460	14.780240	6,598.174	14.133911	0.000	12/31/05
13.978413	807,191.172	14.291958	5,717.704	13.639509	0.000	12/31/04
12.030718	620,028.974	12.263462	5,123.338	11.680115	5,265.487	12/31/03
9.098209	526,832.864	9.246820	3,689.937	8.789584	5,091.530	12/31/02
11.851536	401,628.667	12.009406	2,274.954	11.392961	3,995.102	12/31/01
11.751659	132,621.948	—	—	—	—	12/31/00
9.536137	78,330.649	—	—	—	—	12/31/99
9.848411	34,212.111	—	—	—	—	12/31/98
10.204064	9,944.401	—	—	—	—	12/31/97

Enhanced with	Number of Enhanced	Enhanced with	Number of Enhanced
Administration	with Administration	Administration	with Administration
charges waived	charges waived	charges waived	charges waived
(0.95% Total	(0.95% Total	(0.75% Total	(0.75% Total
Separate Account	Separate Account	Separate Account	Separate Account
Expenses)	Expenses)	Expenses)	Expenses)
Accumulation Unit	Accumulation Units	Accumulation Unit	Accumulation Units
Value	Outstanding	Value	Outstanding	Year
AIM V.I. Capital Development Fund-Series I Shares
13.053761	30.786	13.108573	13,889.446	12/31/06
11.310210	0.000	11.334888	0.000	12/31/05
10.417688	0.000	10.419472	0.000	12/31/04
AIM V.I. Core Equity Fund-Series I Shares
10.846037	0.000	10.860776	481.069	12/31/06
AIM V.I. Financial Services Fund-Series I Shares
13.592983	112.573	13.747660	2,974.384	12/31/06
11.785233	75.651	11.895426	2,656.644	12/31/05
11.234312	28.405	11.316604	296.508	12/31/04
10.436461	0.000	10.491819	506.763	12/31/03
8.130414	0.000	8.157371	331.521	12/31/02
9.644875	0.000	9.657683	0.000	12/31/01
AIM V.I. Global Health Care Fund-Series I Shares
11.502013	305.222	11.632963	9,669.402	12/31/06
11.034447	202.797	11.137654	7,840.922	12/31/05
10.300635	77.557	10.376110	3,984.789	12/31/04
9.667612	179.965	9.718905	3,546.346	12/31/03
7.637544	0.000	7.662880	2,641.906	12/31/02
10.205610	61.085	10.219152	0.000	12/31/01
AIM V.I. High Yield Fund-Series I Shares
12.033030	176.048	12.097966	896.818	12/31/06
10.970185	115.761	11.007248	1,138.551	12/31/05
10.782305	43.918	10.797012	774.713	12/31/04
10.389982	0.001	9.202367	587.034	12/31/03
8.388454	0.000	7.414915	367.999	12/31/02
8.579354	0.000	7.568636	0.000	12/31/01
AIM V.I. Small Cap Equity Fund-Series I Shares
12.692358	0.000	12.745634	447.990	12/31/06
10.911028	0.000	10.934828	0.000	12/31/05
10.188714	0.000	10.190457	0.000	12/31/04
AIM V.I. Small Cap Growth Fund-Series I Shares
10.624408	0.000	10.745391	4,110.972	12/31/06
9.398306	0.000	9.486239	3,227.771	12/31/05
9.019944	0.000	9.086065	3,181.463	12/31/04
7.995424	0.000	8.037880	2,571.023	12/31/03
6.049012	0.000	6.069108	1,926.298	12/31/02
8.864827	0.000	8.876613	0.000	12/31/01
American Century VP Large Company Value Fund-Class I Shares
12.613437	125.863	12.666366	582.549	12/31/06
10.613037	0.000	10.636196	0.000	12/31/05
10.220496	0.000	10.222238	0.000	12/31/04
American Century VP Mid Cap Value Fund-Class I Shares
13.447669	0.000	13.504095	4,798.742	12/31/06
11.285315	0.000	11.309936	23.011	12/31/05
10.399486	0.000	10.401262	0.000	12/31/04

Enhanced with	Number of Enhanced	Enhanced with	Number of Enhanced
Administration	with Administration	Administration	with Administration
charges waived	charges waived	charges waived	charges waived
(0.95% Total	(0.95% Total	(0.75% Total	(0.75% Total
Separate Account	Separate Account	Separate Account	Separate Account
Expenses)	Expenses)	Expenses)	Expenses)
Accumulation Unit	Accumulation Units	Accumulation Unit	Accumulation Units
Value	Outstanding	Value	Outstanding	Year
American Century VP Ultra® Fund-Class I Shares
10.074375	485.952	10.116676	1,630.132	12/31/06
10.515180	411.819	10.538120	4.188	12/31/05
10.390771	0.000	10.392546	0.000	12/31/04
American Century VP VistaSM Fund-Class I Shares
12.031706	181.135	12.082229	6,879.128	12/31/06
11.143119	21.514	11.167429	8.772	12/31/05
10.403392	21.514	10.405171	0.000	12/31/04
Dreyfus IP Technology Growth Portfolio-Initial Shares
10.786066	493.194	10.831351	2,499.762	12/31/06
10.439369	20.730	10.462156	2.095	12/31/05
10.154947	20.730	10.156685	0.000	12/31/04
The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares
11.844662	0.000	9.706556	2,857.136	12/31/06
10.950470	0.000	8.955771	1,847.923	12/31/05
10.669460	0.000	8.708439	949.377	12/31/04
10.141935	0.000	8.261258	968.674	12/31/03
8.125307	0.000	6.605501	625.579	12/31/02
11.544188	0.000	9.366268	0.000	12/31/01
Dreyfus Stock Index Fund, Inc.-Initial Shares
15.836519	532.986	12.771644	14,298.329	12/31/06
13.842665	537.406	11.141253	12,717.488	12/31/05
13.348780	680.516	10.722192	8,796.650	12/31/04
12.180793	680.516	9.764386	7,635.158	12/31/03
9.579380	3,171.095	7.663841	5,807.305	12/31/02
12.455945	3,086.013	9.945431	0.000	12/31/01
Dreyfus VIF Appreciation Portfolio-Initial Shares
15.667624	0.000	12.762733	5,348.565	12/31/06
13.579785	0.000	11.039795	3,200.889	12/31/05
13.134636	150.958	10.656479	524.528	12/31/04
12.623565	150.958	10.221281	637.550	12/31/03
10.517029	150.958	8.498780	404.810	12/31/02
12.747715	150.958	10.280968	0.000	12/31/01
Dreyfus VIF Developing Leaders Portfolio-Initial Shares
15.701713	516.548	14.916250	4,478.428	12/31/06
15.276001	459.556	14.482701	4,245.206	12/31/05
14.576616	548.248	13.791916	3,532.709	12/31/04
13.217353	491.205	12.480727	2,861.914	12/31/03
10.131883	471.199	9.548300	2,066.318	12/31/02
12.646674	229.386	11.894597	0.000	12/31/01

Enhanced with	Number of Enhanced	Enhanced with	Number of Enhanced
Administration	with Administration	Administration	with Administration
charges waived	charges waived	charges waived	charges waived
(0.95% Total	(0.95% Total	(0.75% Total	(0.75% Total
Separate Account	Separate Account	Separate Account	Separate Account
Expenses)	Expenses)	Expenses)	Expenses)
Accumulation Unit	Accumulation Units	Accumulation Unit	Accumulation Units
Value	Outstanding	Value	Outstanding	Year
Dreyfus VIF Growth and Income Portfolio-Initial Shares
13.353024	0.000	12.290990	6,284.037	12/31/06
11.772215	0.000	10.814168	4,573.316	12/31/05
11.499396	0.000	10.542352	2,110.774	12/31/04
10.802876	0.000	9.883935	1,683.104	12/31/03
8.616047	0.000	7.867534	1,380.154	12/31/02
11.648352	0.000	10.615303	0.000	12/31/01
Dreyfus VIF Money Market Portfolio
1.227578	0.000	1.202985	79,903.634	12/31/06
1.192295	0.000	1.165821	74,816.781	12/31/05
1.175604	0.000	1.147250	41,121.286	12/31/04
1.177135	0.000	1.146810	30,543.174	12/31/03
1.179709	0.000	1.147255	13,181.025	12/31/02
1.174767	0.036	1.140245	0.000	12/31/01
DWS Small Cap Index VIP Fund-Class A
17.926929	73.897	18.202156	1,003.543	12/31/06
15.404037	57.528	15.609142	832.924	12/31/05
14.915983	36.274	15.084265	481.304	12/31/04
12.788062	144.907	12.906395	370.115	12/31/03
8.816430	4.364	8.880430	268.850	12/31/02
11.207088	272.943	11.266052	0.000	12/31/01
Janus Aspen Series Balanced Portfolio-Institutional Shares
21.416039	38.089	16.946087	6,565.836	12/31/06
19.527811	39.724	15.420964	4,291.048	12/31/05
18.262753	171.888	14.393020	2,476.146	12/31/04
16.989064	171.888	13.362331	2,154.381	12/31/03
15.037669	1,282.216	11.804093	1,579.653	12/31/02
16.226337	1,282.216	12.711912	0.000	12/31/01
Janus Aspen Series Forty Portfolio-Institutional Shares
11.802739	238.337	11.983880	7,866.365	12/31/06
10.897390	224.632	11.042426	7,397.910	12/31/05
9.749062	369.844	9.858999	4,108.809	12/31/04
8.324912	340.749	8.401910	3,673.250	12/31/03
6.972208	1,816.324	7.022777	2,582.245	12/31/02
8.346510	1,813.269	8.390380	0.000	12/31/01
Janus Aspen Series International Growth Portfolio-Institutional Shares
28.690648	56.867	23.336974	4,630.919	12/31/06
19.701127	56.867	15.992759	1,486.339	12/31/05
15.034373	22.784	12.179969	7.075	12/31/04
12.760432	0.000	10.317004	0.000	12/31/03
9.547961	0.000	7.704394	0.000	12/31/02
12.952582	0.000	10.430913	0.000	12/31/01

Enhanced with	Number of Enhanced	Enhanced with	Number of Enhanced
Administration	with Administration	Administration	with Administration
charges waived	charges waived	charges waived	charges waived
(0.95% Total	(0.95% Total	(0.75% Total	(0.75% Total
Separate Account	Separate Account	Separate Account	Separate Account
Expenses)	Expenses)	Expenses)	Expenses)
Accumulation Unit	Accumulation Units	Accumulation Unit	Accumulation Units
Value	Outstanding	Value	Outstanding	Year
Janus Aspen Series Large Cap Growth Portfolio-Institutional Shares
13.910006	0.000	11.236984	2,508.839	12/31/06
12.608502	0.000	10.165143	2,153.599	12/31/05
12.205852	128.720	9.820772	2,368.105	12/31/04
11.790223	128.720	9.467320	2,297.375	12/31/03
9.035150	128.720	7.240699	1,647.960	12/31/02
12.411252	128.720	9.926552	0.000	12/31/01
Janus Aspen Series Mid Cap Growth Portfolio-Institutional Shares
18.490639	198.823	14.647491	2,928.081	12/31/06
16.430939	174.191	12.989749	2,276.876	12/31/05
14.770332	251.906	11.653511	836.499	12/31/04
12.349444	218.778	9.723925	612.357	12/31/03
9.227625	856.311	7.251447	472.925	12/31/02
12.926320	832.210	10.137880	0.000	12/31/01
Oppenheimer Balanced Fund/VA-Initial Series
11.655797	21.039	11.704735	2,850.419	12/31/06
10.587241	21.039	10.610348	2,458.961	12/31/05
10.288407	21.039	10.290166	0.000	12/31/04
Oppenheimer Capital Appreciation Fund/VA-Initial Series
11.488852	0.000	11.537101	2,292.609	12/31/06
10.744687	0.000	10.768137	1,989.469	12/31/05
10.321144	0.000	10.322909	0.000	12/31/04
Oppenheimer Main Street Fund®/VA-Initial Series
12.384076	0.000	12.436042	53.947	12/31/06
10.869450	0.000	10.893157	24.847	12/31/05
10.354615	0.000	10.356388	0.000	12/31/04
PIMCO VIT Real Return Portfolio-Administrative Class
10.250872	0.000	10.293911	7.016	12/31/06
10.275393	0.000	10.297819	0.000	12/31/05
10.160349	0.000	10.162087	0.000	12/31/04
PIMCO VIT Total Return Portfolio-Administrative Class
10.516640	0.000	10.567262	35.340	12/31/06
10.223567	0.000	10.252148	3.738	12/31/05
10.074230	0.000	10.082128	0.000	12/31/04
Van Kampen UIF Core Plus Fixed Income Portfolio-Class I
15.647093	0.000	14.752371	6,674.444	12/31/06
15.228624	0.000	14.329012	5,142.497	12/31/05
14.752650	0.000	13.853286	2,009.888	12/31/04
14.270730	0.000	13.373842	1,396.144	12/31/03
13.767746	0.000	12.876914	1,029.422	12/31/02
12.949664	0.000	12.087792	0.000	12/31/01

Enhanced with	Number of Enhanced	Enhanced with	Number of Enhanced
Administration	with Administration	Administration	with Administration
charges waived	charges waived	charges waived	charges waived
(0.95% Total	(0.95% Total	(0.75% Total	(0.75% Total
Separate Account	Separate Account	Separate Account	Separate Account
Expenses)	Expenses)	Expenses)	Expenses)
Accumulation Unit	Accumulation Units	Accumulation Unit	Accumulation Units
Value	Outstanding	Value	Outstanding	Year
Van Kampen UIF U.S. Mid Cap Value Portfolio-Class I
24.162157	0.000	19.992502	3,602.634	12/31/06
20.210094	0.000	16.688897	2,736.473	12/31/05
18.167210	0.000	14.971848	1,952.421	12/31/04
16.005864	113.080	13.164187	1,518.257	12/31/03
11.418226	28.150	9.372474	957.992	12/31/02
16.014471	28.150	13.119130	0.000	12/31/01
Van Kampen UIF U.S. Real Estate Portfolio-Class I
38.299964	185.446	36.686891	6,139.587	12/31/06
28.009655	166.868	26.776196	4,606.920	12/31/05
24.158129	115.611	23.047942	2,205.295	12/31/04
17.881625	69.022	17.025662	1,794.121	12/31/03
13.127169	28.392	12.474088	1,338.574	12/31/02
13.357067	215.533	12.667405	0.000	12/31/01
Van Kampen UIF Value Portfolio-Class I
17.330296	33.363	16.581099	2,425.539	12/31/06
14.967892	33.363	14.292090	2,094.705	12/31/05
14.451571	33.363	13.771392	1,612.617	12/31/04
12.381730	33.363	11.775296	1,475.807	12/31/03
9.322154	33.363	8.848037	949.630	12/31/02
12.089242	124.533	11.451625	0.000	12/31/01
The above table gives year-end Accumulation Unit information for each Subaccount from the end of the year of inception to December 31, 2006. This information should be read in conjunction with the Separate Account financial statements including the notes to those statements. The beginning Accumulation Unit Value for each Subaccount shown other than the Dreyfus VIF Money Market Portfolio Subaccount was 10.00000 as of July 15, 1997 (the Separate Account commencement date) or as of May 1, 1999 (the effective date of the Subaccounts) for the Janus Aspen Series Forty Portfolio Subaccount and the DWS Small Cap Index VIP Fund Subaccount, or as of May 1, 2001 (the effective date of the Subaccounts) for the AIM V.I. Global Health Care Fund Subaccount, and AIM V.I. Financial Services Fund Subaccount, or as of November 1, 2004, (the effective date of the Subaccounts) for AIM V.I. Capital Development Fund Subaccount, AIM V.I. Small Cap Equity Fund Subaccount, Dreyfus IP Technology Growth Portfolio Subaccount, the four American Century Variable Portfolio Subaccount, the three Oppenheimer Variable Account Fund Subaccounts and the two PIMCO Variable Insurance Fund Subaccounts or as of May 1, 2006, (the effective date of the Subaccount) for the AIM V.I. Core Equity Fund Subaccount. The beginning Accumulation Unit Value for the Dreyfus VIF Money Market Portfolio Subaccount was 1.000000 as of July 15, 1997.

APPENDIX B: PORTFOLIOS

Portfolio / Advisor	Investment Objective / Strategy

AIM Variable Insurance Funds

AIM V.I. Capital Development Fund – Series I Shares Advisor — A I M Advisors, Inc.	The fund’s investment objective is long-term growth of capital. The fund seeks to meet its objective by investing primarily in equity securities of mid-capitalization companies. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

AIM V.I. Core Equity Fund – Series I Shares Advisor — A I M Advisors, Inc.	The fund’s investment objective is growth of capital. The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio manager believes have the potential for above-average growth in earnings. In complying with this 80% investment requirement, the fund’s investments may include synthetic instruments. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

AIM V.I. Financial Services Fund – Series I Shares Advisor — A I M Advisors, Inc.	The fund seeks capital growth. It is actively managed. The fund invests primarily in equity securities that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector. The fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

AIM V.I. Global Health Care Fund – Series I Shares Advisor — A I M Advisors, Inc.	The fund’s investment objective is capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies. The fund may invest in debt securities issued by health care industry companies, or in equity and debt securities of other companies believed will benefit from developments in the health care industry. The fund will normally invest in securities of companies located in at least three different countries, including the United States and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest up to 20% of its total assets in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycle. The fund may also invest up to 5% of its total assets in lower-quality debt securities, i.e., “junk bonds”. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

Portfolio / Advisor	Investment Objective / Strategy

AIM V.I. High Yield Fund – Series I Shares Advisor — A I M Advisors, Inc.	The fund’s investment objective is to achieve a high level of current income. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-investment grade debt securities, i.e. “junk bonds”. In complying with this 80% investment requirement, the fund’s investments may include investments in synthetic instruments. The fund may invest up to 25% of its total assets in foreign securities. The fund may also invest in credit derivatives. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

AIM V.I. Small Cap Equity Fund – Series I Shares Advisor — A I M Advisors, Inc.	The fund’s investment objective is long-term growth of capital. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. In complying with the 80% investment requirement, the fund’s investments may include synthetic instruments. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
American Century Variable Portfolios, Inc.

American Century VP Large Company Value Fund – Class I Shares Advisor — American Century Investment Management, Inc.	The Fund seeks long-term capital growth. Income is a secondary objective. In selecting stocks for the Fund, its managers look for companies whose stock price may not reflect the companies’ value. The managers attempt to purchase the stocks of these undervalued companies and hold them until their stock price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The Fund invests primarily in larger companies. Under normal market conditions, the Fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000® Index.

American Century VP Mid Cap Value Fund – Class I Shares Advisor — American Century Investment Management, Inc.	The Fund seeks long-term capital growth. Income is a secondary objective. Its managers look for stocks of companies that they believe are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up. The Fund will invest at least 80% of its assets in securities of companies whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies. The managers intend to manage the Fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index.

American Century VP Ultra® Fund Class I Shares Advisor — American Century Investment Management, Inc.	The Fund seeks long-term growth. Its managers look for stocks of large companies they believe will increase in value over time using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. This strategy is based on the premise that, over the long term, stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

Portfolio / Advisor	Investment Objective / Strategy

American Century VP VistaSM Fund – Class I Shares Advisor — American Century Investment Management, Inc.	The Fund seeks long-term capital growth. Its managers look for stocks of medium-sized and smaller companies they believe will increase in value over time, using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating pace. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.
Calamos® Advisors Trust

Calamos Growth and Income Portfolio Advisor — Calamos Advisors LLC	The portfolio seeks high long-term return through growth and current income. The portfolio invests primarily in a diversified portfolio of convertible, equity and fixed-income securities. In seeking to meet its investment objective, the portfolio’s adviser utilizes highly disciplined institutional management strategies designed to help enhance investment returns while managing risk. As part of these strategies, an in-depth proprietary analysis is employed on an issuing company and its securities.

Davis Variable Account Fund, Inc.

Davis Value Portfolio Advisor — Davis Selected Advisors, L.P. Sub-Advisor — Davis Selected Advisers–NY, Inc.	The fund’s investment objective is long-term growth of capital. The advisor uses the Davis Investment Discipline to invest the majority of the fund’s assets in equity securities issued by large companies with market capitalization of at least $10 billion. The advisor conducts extensive research to identify businesses that possess characteristics it believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. It aims to invest in such businesses when they are trading at a discount to their intrinsic value.
Dreyfus Portfolios

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares Advisor — The Dreyfus Corporation	The fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund, under normal circumstances, invests at least 80% of its assets in the common stocks of companies that, in the opinion of the fund’s management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Dreyfus Stock Index Fund, Inc., – Initial Shares Advisor — The Dreyfus Corporation Index Sub-Investment Adviser — Mellon Equity Associates	The fund seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.

Dreyfus Investment Portfolios MidCap Stock Portfolio – Initial Shares Advisor — The Dreyfus Corporation	The portfolio seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index (S&P 400). To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks of midsize companies.

Portfolio / Advisor	Investment Objective / Strategy

Dreyfus Investment Portfolios Technology Growth Portfolio – Initial Shares Advisor — The Dreyfus Corporation	The portfolio seeks capital appreciation. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation.

Dreyfus Variable Investment Fund (“VIF”) Appreciation Portfolio – Initial Shares Advisor — The Dreyfus Corporation Sub-Adviser — Fayez Sarofim & Co.	The portfolio seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the portfolio normally invests at least 80% of its assets in common stocks. The portfolio focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus Variable Investment Fund (“VIF”) Developing Leaders Portfolio – Initial Shares Advisor — The Dreyfus Corporation	The portfolio seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the portfolio primarily invests in companies with total market values of less than $2 billion at the time of purchase.

Dreyfus Variable Investment Fund (“VIF”) Growth and Income Portfolio – Initial Shares Advisor — The Dreyfus Corporation	The portfolio seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue these goals, the portfolio invests primarily in stocks of domestic and foreign issuers. The portfolios stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.

Dreyfus Variable Investment Fund (“VIF”) Money Market Portfolio Advisor — The Dreyfus Corporation	The portfolio seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. Although a money market portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio.
DWS Investments VIT Funds

DWS Small Cap Index VIP- Class A (1) Advisor — Deutsche Investment Management Americas Inc., Subadvisor — Northern Trust Investments, N.A.	The Portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies. Under normal circumstances, the Portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the Russell 2000 Index.

(1)	DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

Portfolio / Advisor	Investment Objective / Strategy

Financial Investors Variable Insurance Trust

Ibbotson Balanced ETF Asset Allocation Portfolio Adviser — ALPS Advisers, Inc. Subadviser — Ibbotson Associates, Inc.	The Portfolio seeks to provide investors with capital appreciation and some current income. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, assets are measured at the time of purchase.

Ibbotson Conservative ETF Asset Allocation Portfolio Adviser — ALPS Advisers, Inc. Subadviser — Ibbotson Associates, Inc.	The Portfolio seeks to provide investors with current income and preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, assets are measured at the time of purchase.

Ibbotson Growth ETF Asset Allocation Portfolio Adviser — ALPS Advisers, Inc. Subadviser — Ibbotson Associates, Inc.	The Portfolio seeks to provide investors with capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, assets are measured at the time of purchase.

Ibbotson Income and Growth ETF Asset Allocation Portfolio Adviser — ALPS Advisers, Inc. Subadviser — Ibbotson Associates, Inc.	The Portfolio seeks to provide investors with current income and capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, assets are measured at the time of purchase.

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund Class 2 Advisor — Templeton Investment Counsel, LLC	Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Portfolio / Advisor	Investment Objective / Strategy

Janus Aspen Series

Janus Aspen Series Balanced Portfolio – Institutional Shares Advisor — Janus Capital Management LLC	This diversified portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio normally invests 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. Within the parameters of its specific investment policies, the portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities. The portfolio will limit its investment in high-yield/high-risk (also called “junk bonds”) to 35% or less of its net assets.

Janus Aspen Series Forty Portfolio – Institutional Shares Advisor — Janus Capital Management LLC	This non-diversified portfolio seeks long-term growth of capital by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Within the parameters of its specific investment policies, the portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Aspen Series International Growth Portfolio – Institutional Shares Advisor — Janus Capital Management LLC	This diversified portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from several different countries, excluding the United States. Although the portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Aspen Series Large Cap Growth Portfolio – Institutional Shares Advisor — Janus Capital Management LLC	This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks of large-sized companies. Large sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index at the time of purchase. Within the parameters of its specific investment policies, the portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Janus Aspen Series Mid Cap Growth Portfolio – Institutional Shares Advisor — Janus Capital Management LLC	This diversified portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of mid -sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Within the parameters of its specific investment policies, the portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Portfolio / Advisor	Investment Objective / Strategy

Oppenheimer Variable Account Funds

Oppenheimer Balanced Fund/VA – Non-Service Shares Advisor — OppenheimerFunds, Inc.	The Fund seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.

Oppenheimer Capital Appreciation Fund/VA – Non-Service Shares Advisor — OppenheimerFunds, Inc.	The Fund seeks capital appreciation by investing in securities of well-known, established companies.

Oppenheimer Main Street Fund®/VA – Non-Service Shares Advisor — OppenheimerFunds, Inc.	The Fund seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

PIMCO Variable Insurance Trust

PIMCO VIT Real Return Portfolio –Administrative Class Advisor — Pacific Investment Management Company LLC	The Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U. S. and non-U. S. governments, their agencies or government-sponsored enterprises and corporations.

PIMCO VIT Total Return Portfolio –Administrative Class Advisor — Pacific Investment Management Company LLC	The Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 65% of its assets in a diversified Portfolio of Fixed Income Instruments of varying maturities. The Fund’s average portfolio duration normally varies within a three- to six-year time frame, based on the Advisor’s forecast for interest rates.

Van Kampen-The Universal Institutional Funds, Inc.

Van Kampen UIF Core Plus Fixed Income Portfolio – Class I Adviser — Van Kampen(1)	The investment objective of the Core Plus Fixed Income Portfolio is to seek above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity between five and ten years. The Portfolio may invest opportunistically in non-dollar-denominated securities and high yield securities (commonly referred to as “junk bonds”). The Portfolio may invest over 50% of its assets in mortgage securities.

Van Kampen UIF Mid-Cap Growth Portfolio Class I Adviser—Van Kampen(1)	The investment objective of the Mid Cap Growth Portfolio is to seek long-term capital growth by investing primarily in common stocks and other equity securities. The portfolio invests primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies, including emerging market securities. The Adviser selects issues form a universe of mid cap companies, most with market capitalization of generally less than $35 billion. The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return.

Portfolio / Advisor	Investment Objective / Strategy

Van Kampen UIF U.S. Mid Cap Value Portfolio – Class I Adviser — Van Kampen(1)	The investment objective of the Mid Cap Value Portfolio is to seek above-average total return over a market cycle of three to five years by investing primarily in common stocks and equity securities. The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Midcap Value Index. The Adviser seeks attractively valued companies experiencing a change that is believed could have a positive impact on a company’s outlook, such as a change in management, industry dynamics or operational efficiency.

Van Kampen UIF U.S. Real Estate Portfolio – Class I Adviser — Van Kampen(1)	The investment objective of the U.S. Real Estate Portfolio is to seek above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs).

Van Kampen UIF Value Portfolio – Class I Adviser — Van Kampen(1)	The investment objective of the Value Portfolio is to seek above-average total return over a market cycle of three to five years by investing primarily in common stocks and other equity securities. The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing seeking well established companies that appear undervalued and currently are not being recognized within the market place. The Portfolio may purchase stocks that do not pay dividends; and it may invest, to a limited extent, in foreign equity securities.

(1)	Morgan Stanley Investment Management Inc., which does business in certain instances using the name “Van Kampen,” serves as the investment advisor to the U.S. Mid Cap Value, Value, Core Plus Fixed Income and U.S. Real Estate Portfolios.
Wilshire Variable Insurance Trust

Wilshire 2010 Moderate Fund Advisor — Wilshire Associates Incorporated	The 2010 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2010 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The 2010 Moderate Fund operates under a fund of funds structure. The 2010 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2010, plus or minus two to three years. The 2010 Moderate Fund’s initial target allocation will be approximately 59% fixed income and 41% equity, with an increasing allocation to fixed income over time. Within 5 to 10 years after 2010, the 2010 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

Portfolio / Advisor	Investment Objective / Strategy

Wilshire 2015 Moderate Fund Advisor — Wilshire Associates Incorporated	The 2015 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter the 2015, Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The 2015 Moderate Fund operates under a fund of funds structure. The 2015 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2015, plus or minus two to three years. The 2015 Moderate Fund’s initial target allocation will be approximately 51% equity and 49% fixed income, with an increasing allocation to fixed income over time. Within 5 to 10 years after 2015, the 2015 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

Wilshire 2025 Moderate Fund Advisor — Wilshire Associates Incorporated	The 2025 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2025 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The 2025 Moderate Fund operates under a fund of funds structure. The 2025 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2025, plus or minus two to three years. The 2025 Moderate Fund’s initial target allocation will be approximately 72% equity and 28% fixed income, with an increasing allocation to fixed income over time. Within 5 to 10 years after 2025, the 2025 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

Wilshire 2035 Moderate Fund Advisor — Wilshire Associates Incorporated	The 2035 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2035 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The 2035 Moderate Fund operates under a fund of funds structure. The 2035 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2035, plus or minus two to three years. The 2035 Moderate Fund’s initial target allocation will be approximately 92% equity and 8% fixed income, with an increasing allocation to fixed income over time. Within 5 to 10 years after 2035, the 2035 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

Wilshire 2045 Moderate Fund Advisor — Wilshire Associates Incorporated	The 2045 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2045 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The 2045 Moderate Fund operates under a fund of funds structure. The 2045 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2045, plus or minus two to three years. The 2045 Moderate Fund’s initial target allocation will be approximately 100% equity, with an increasing allocation to fixed income over time. Within 5 to 10 years after 2045, the 2045 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

APPENDIX C: TRANSFER RESTRICTIONS
Restrictions on Transfers; Disruptive Trading, Market Timing and Frequent Transfers
We discourage (and will take action to deter) short-term trading in the Contracts because the frequent movement between or among Subaccounts may negatively impact other Contract Owners, Annuitants and Beneficiaries. Short-term trading can result in:
•	the dilution of Accumulation Unit Values or Portfolio net asset values
•	Portfolio advisors taking actions that negatively impact performance such as keeping a larger portion of the Portfolio assets in cash or liquidating investments prematurely in order to support redemption requests
•	increased administrative costs due to frequent purchases and redemptions
To help protect Contract Owners, Annuitants and Beneficiaries from the negative impact of these practices, we have implemented several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. There is no guarantee that we will be able to detect harmful trading practices, or, if it is detected, to prevent recurrences.
U.S. Mail Restrictions on Persons Engaged in Harmful Trading Practices
We monitor transfer activity in order to identify those who may be engaged in harmful trading practices and we produce and examine transaction reports. Generally, a Contract may appear on these reports if the Contract Owner (or a third party acting on their behalf) engages in a certain number of “transfer events” in a given period. A “transfer event” is any transfer, or combination of transfers, occurring on a given trading day (Valuation Date). For example, multiple transfers by a Contract Owner involving 10 underlying Portfolios in one day count as one transfer event. A single transfer occurring on a given trading day and involving only 2 underlying Portfolios (or one underlying Portfolio if the transfer is made to or from the Fixed Account options) will also count as one transfer event. A transfer event would not include a transfer made pursuant to one of the automatic transfer programs such as dollar cost averaging, portfolio rebalancing and interest sweep.
As a result of this monitoring process, we may restrict the method of communication by which transfer requests will be accepted. In general, we will adhere to the following guidelines:

Trading Behavior	Our Response
6 or more transfer events in one quarter of a Contract Year	We will mail a letter to the Contract Owner notifying the Contract Owner that:
(1) we have identified the Contract Owner as a person engaging in harmful trading practices; and
(2) if the Contract Owner’s transfer events exceed 12 in one Contract Year, we will automatically require the Contract Owner to submit transfer requests via regular first-class U.S. mail and we will not accept transfer requests from the Contract Owner that are sent by other means such as electronic means or overnight, priority or courier delivery.

More than 12 transfer events in one Contract Year	We will automatically require the Contract Owner to submit transfer requests via regular first-class U.S. mail and we will not accept transfer requests from the Contract Owner that are sent by any other means.
On each Contract Anniversary, we will start the monitoring anew, so that each Contract starts with zero transfer events the first day of each new Contract Year. See, however, the “Other Restrictions” provision below.
U.S Mail Restrictions on Managers of Multiple Contracts
Some investment advisors/representatives manage the assets of multiple Contracts pursuant to trading authority granted or conveyed by multiple Contract Owners. We generally will require these multi-contract advisors to submit all transfers requests via regular first-class U.S. mail.

Other Restrictions
We reserve the right to refuse or limit transfer requests, or take any other action we deem necessary, in order to protect Contract Owners, Annuitants, and Beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Contract Owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of our monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by us to constitute harmful trading practices, may be restricted. We will consider the following factors:
•	the dollar amount involved in the transfer event
•	the total assets of the Portfolio involved in the transfer event
•	the number of transfer events completed in the current quarter of the Contract Year
•	whether the transfer event is part of a pattern of transfer events designed to take advantage of short-term market fluctuations or market efficiencies
In addition, the Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from insurance company separate accounts that the Portfolios determine not to be in the best interest of their shareholders. We will apply such rejections, restrictions or refusals by the Portfolios uniformly and without exception.
The restrictions discussed above are designed to prevent harmful trading practices. Despite such transfer restrictions, there is a risk that such harmful trading practices could still occur. If we determine our goal of curtailing harmful trading practices is not being fulfilled, we may amend or replace the procedures described above without prior notice. We will consider waiving the procedures described above for unanticipated financial emergencies.